As filed with the Securities and Exchange Commission on June 19, 2007

                                                              File No. 333-_____


                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)


                        PIONEER INTERNATIONAL EQUITY FUND

               (Exact Name of Registrant as Specified in Charter)


                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

Copies to: Christopher P. Harvey, Esq.
           Wilmer Cutler Pickering Hale and Dorr LLP
           60 State Street
           Boston, Massachusetts 02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

It is proposed that this registration statement will become effective on July 19, 2007, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                           COMBINED PROXY STATEMENT OF

                     PIONEER INTERNATIONAL CORE EQUITY FUND
                      (a series of Pioneer Series Trust IV)

                                       AND

                                 PROSPECTUS FOR

                 CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                        PIONEER INTERNATIONAL EQUITY FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        SCHEDULED FOR SEPTEMBER 18, 2007

To the Shareholders of Pioneer International Core Equity Fund:

     This is the formal agenda for your fund's shareholder meeting (the "meeting"). It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on September 18, 2007, at 2:00 p.m., Eastern Time, to consider the following:

     1. A proposal to approve an Agreement and Plan of Reorganization between your fund and a similarly managed Pioneer Fund, Pioneer International Equity Fund. Under this Agreement and Plan of Reorganization, your fund will transfer all of its assets to Pioneer International Equity Fund in exchange for shares of Pioneer International Equity Fund. Holders of each class of shares of your fund will receive the same class of shares of Pioneer International Equity Fund. Shares of Pioneer International Equity Fund will be distributed to your fund's shareholders in proportion to their holdings of the applicable class of shares of your fund on the closing date of the reorganization. Pioneer International Equity Fund also will assume all of your fund's liabilities. Your fund will then be dissolved.

     2.   Any other business that may properly come before the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on July 19, 2007 are entitled to vote at the meeting and any related follow-up meetings.

                                             By Order of the Board of Trustees,

                                             /s/Dorothy E. Bourassa

                                             Dorothy E. Bourassa
                                             Secretary

Boston, Massachusetts
____________, 2007

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                           COMBINED PROXY STATEMENT OF

                     PIONEER INTERNATIONAL CORE EQUITY FUND
                      (a series of Pioneer Series Trust IV)

                                       AND

                                 PROSPECTUS FOR

                 CLASS A, CLASS B, CLASS C AND CLASS Y SHARES OF
                        PIONEER INTERNATIONAL EQUITY FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-225-6292

     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                 TABLE OF CONTENTS

                                                                                    Page
                                                                                    ----
INTRODUCTION ...................................................................      3
PROPOSAL 1(a) -- PIONEER INTERNATIONAL CORE EQUITY FUND ........................      6
TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION ..............................     19
TAX STATUS OF THE REORGANIZATION ...............................................     20
VOTING RIGHTS AND REQUIRED VOTE ................................................     21
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS .................................     22
FINANCIAL HIGHLIGHTS ...........................................................     31
INFORMATION CONCERNING THE MEETING .............................................     35
OWNERSHIP OF SHARES OF THE PIONEER FUNDS .......................................     36
EXPERTS ........................................................................     38
AVAILABLE INFORMATION ..........................................................     38
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION ......................    A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE     B-2

                                  INTRODUCTION

     This combined proxy statement/prospectus, dated ____________, 2007 (the "Proxy Statement/Prospectus"), is being furnished to shareholders of the Pioneer International Core Equity Fund in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of Pioneer Series Trust IV (the "Trust") of proxies to be used at a special meeting of the shareholders of Pioneer International Core Equity Fund to be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 26th Floor, Boston, Massachusetts on September 18, 2007, at 2:00 p.m., Eastern Time. The Proxy Statement/Prospectus is being mailed to shareholders of Pioneer International Core Equity Fund on or about ____________, 2007.

     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Reorganization that provides for the Reorganization of your fund into Pioneer International Equity Fund (the "Reorganization"). Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

       The date of this Proxy Statement/Prospectus is ____________, 2007.

     Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

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Where to Get More Information
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
Each Pioneer Fund's current prospectus, and any               On file with the SEC (http://www.sec.gov) and available at no
applicable supplements.                                       charge by calling our toll-free number: 1-800-225-6292 or
                                                              1-800-665-8839 (Class Y shareholders)
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Each Pioneer Fund's current statement of additional           On file with the SEC (http://www.sec.gov) and available at no
information, and any applicable supplements.                  charge by calling our toll-free number: 1-800-225-6292 or
                                                              1-800-665-8839 (Class Y shareholders)
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Each Pioneer Fund's most recent annual and semi-annual        On file with the SEC (http://www.sec.gov) and available at no
reports to shareholders.                                      charge by calling our toll-free number: 1-800-225-6292 or
                       Pioneer Investment Management, Inc.
                                 60 State Street

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A statement of additional information for this Proxy          On file with the SEC (http://www.sec.gov) and available at no
Statement/Prospectus (the "SAI"), dated ____________,         charge 2007. It contains additional information about the Pioneer
Funds.                                                        by calling our toll-free number: 1-800-225-6292. This SAI is incorporated by reference into this Proxy Statement/Prospectus.
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To ask questions about this Proxy Statement/Prospectus.       Call our toll-free telephone number: 1-800-225-6292.
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

How the Reorganization Will Work

     o Your fund will transfer all of its assets to Pioneer International Equity Fund, and Pioneer International Equity Fund will assume all of your fund's liabilities.

     o Shares of Pioneer International Equity Fund will be distributed to your fund's shareholders in proportion to the relative net asset value of their holdings of the applicable class of shares of your fund on the closing date of the Reorganization (the "Closing Date"). On the Closing Date, shareholders of your fund will hold shares of Pioneer International Equity Fund with the same aggregate net asset value as their holdings of the applicable class of shares of your fund immediately prior to the Reorganization.

     o You will receive from Pioneer International Equity Fund the same class of shares that you now hold in your fund.

     o    Your fund will be dissolved after the Closing Date.

     o The Reorganization will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or their shareholders.

     o In recommending the Reorganization, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer Investment Management, Inc., the Pioneer Funds' investment adviser ("Pioneer"), or Pioneer Funds Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("PFD") (the "Independent Trustees"), have determined that the Reorganization is in the best interest of each Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Funds. The Trustees have made this determination based on factors that are discussed below and in greater detail under the proposal.

Why Your Fund's Trustees Recommend the Reorganization

     The Trustees believe that reorganizing your fund into Pioneer International Equity Fund, an open-end mutual fund managed by the same portfolio manager and that has an identical investment objective and principal investment strategies as your fund, offers you a number of potential benefits. These potential benefits and considerations include:

     o The opportunity to be part of a combined fund with greater assets that may be better positioned in the market to further increase asset size and achieve economies of scale. A combined fund with greater assets may be better positioned to implement its investment strategies and achieve portfolio diversification than a fund with smaller assets. In addition, achieving economies of scale provides potential benefits to the combined fund in two ways. Each Pioneer Fund incurs substantial operating costs, such as insurance, accounting, legal, and custodial services. The combination of the Pioneer Funds resulting from the Reorganization may spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately. In addition, Pioneer International Equity Fund's management fee rate is lower than your fund's management fee rate, and the larger combined fund would reach a management fee rate breakpoint, which would further contribute to a lower expense ratio.

     o Although the pro forma expense ratio for the combined funds' Class A, Class B and Class C shares is anticipated to be higher than the historical expense ratio for the corresponding class of shares of your fund, Pioneer has contractually agreed to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 1.45%, 2.35% and 2.35% of the average daily net asset attributable to Class A, Class B and Class C shares, respectively, of the combined fund. Assuming the shareholders of your fund approve the Reorganization, this expense limitation will be in effect for the combined fund from the Closing Date of the Reorganization through August 1, 2009 for Class A shares and through August 1, 2008 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     o Pioneer International Equity Fund's performance was higher than your fund's performance for the most recent calendar year ended December 31, 2006. Although your fund's longer term performance generally was higher than Pioneer International Equity Fund's performance for the same periods, your fund's prior performance reflects the performance results of the predecessor fund's investment adviser, which no longer manages your fund.

     o    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not be treated as a taxable sale of your fund's shares.

     Therefore, your fund's Trustees recommend that you vote FOR the Reorganization.

What are the Federal Income Tax Consequences of the Reorganization

     The Reorganization will not result in any income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or their shareholders as a direct result of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Reorganization. Such distribution will be taxable to your fund's shareholders. Additionally, following the Reorganization, Pioneer International Equity Fund will declare and pay before the end of 2007 a distribution of such income and gains to its shareholders. Those distributions will be fully taxable to all shareholders of Pioneer International Equity Fund, including your fund's shareholders, even though those distributions may include a portion of Pioneer International Equity Fund's income and gains that were realized before the Closing Date.

Who Bears the Expenses Associated with the Reorganization

     Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. The Pioneer Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with the Reorganization.

What Happens if the Reorganization is Not Approved

     If the required approval of shareholders of your fund is not obtained, the meeting may be adjourned as more fully described in this Proxy
Statement/Prospectus, and your fund will continue to engage in the business as a separate mutual fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?

     Shareholders of record on July 19, 2007 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                   PIONEER INTERNATIONAL CORE EQUITY FUND AND
                        PIONEER INTERNATIONAL EQUITY FUND

                                  PROPOSAL 1(a)

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1(a) is approved, your fund will be reorganized into Pioneer International Equity Fund, as described above.

     Both your fund and Pioneer International Equity Fund share the same portfolio manager and investment team. In addition, both Pioneer Funds have the same investment objective, principal and non-principal investment strategies, and related risks. The table below provides a comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer International Equity Fund.

 Comparison of Pioneer International Core Equity Fund to Pioneer International
                                   Equity Fund

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                          Pioneer International Core Equity Fund              Pioneer International Equity Fund
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
Business                  A diversified series of Pioneer Series Trust IV,    A diversified open-end investment
                          open-end investment management company              management company organized as a
                          organized as a Delaware statutory trust.            Delaware statutory trust.
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Net assets                $406.1 million                                      $226.1 million
(as of March 31, 2007)
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Investment adviser        Investment Adviser:
and portfolio manager     Pioneer Investment Management, Inc. ("Pioneer")

                          Portfolio Manager:

                          Day to day management of each Pioneer Fund's portfolio is responsibility of Christopher Smart. Mr. Smart is supported by a team of portfolio managers and analysts. Members of this team mange other Pioneer funds investing primarily in international securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and buy and sell recommendations on equity securities, and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Smart, senior vice president and director of international investments, joined Pioneer in 1995 as director of research of Pioneer
                          First Investments, Moscow, Russia.

                          Each Pioneer Fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of shares of the Pioneer Fund.
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Investment objective      Each Pioneer Fund's investment objective is long-term capital growth.
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

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                          Pioneer International Core Equity Fund              Pioneer International Equity Fund
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
Primary investments       Normally, each Pioneer Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of non-U.S. issuers. Each Pioneer Fund focuses on securities of issuers located in countries with developed markets (other than the United
                          States) but may allocate up to 20% of its net assets in countries with emerging economies or securities markets. Developed markets outside the
                          United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia,
                          Far East Index. Each Pioneer Fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of each Pioneer Fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, equity interests in real estate investment trusts (REITs), depositary receipts, warrants, rights and preferred stocks. Each Pioneer Fund may also purchase and sell forward foreign currency exchange contracts in non-U.S.
                          currencies in connection with its investments.

                          Each Pioneer Fund will provide written notices to shareholders at least 60 days prior to any changes to the requirement that it invest at least 80% of its assets in equity securities of non- U.S. issuers.
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Investment strategies     Each Pioneer Fund uses a "growth at a reasonable price" style of management. Each Pioneer Fund seeks to invest in issuers with above average potential for earnings and revenue growth that are also trading at attractive market valuations. To select stocks, Pioneer, each Pioneer
                          Fund's investment adviser, employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations. Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research. Pioneer focuses on the quality and price of individuals issuers, not on economic sector or market- timing strategies. Factors Pioneer looks for in selecting investments include:
                          o    Favorable expected returns relative to perceived risk
                          o    Above average potential for earnings and revenue growth
                          o    Issuer's industry has strong fundamentals, such as increasing or sustainable demand and barriers to entry
                          o    Low market valuations relative to earnings forecast, book value, cash flow and sales
                          Pioneer generally sells a portfolio security when it believes that the issuer no longer offers the potential for above average earnings and revenue growth. Pioneer makes that determination based upon the same criteria is uses to select portfolio securities.
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

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                               Pioneer International Core Equity Fund              Pioneer International Equity Fund
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
Other investments --           Each Pioneer Fund may invest up to 20% of its total assets in debt securities, cash and cash equivalents. The debt securities may be issued by
Investments other than non-    U.S. or non-U.S. corporate and government issuers. Generally, each Pioneer
U.S. equity securities         Fund acquires debt securities that are investment grade, but each Pioneer
                               Fund may invest up to 5% of its net assets in below investment grade convertible debt securities. Each Pioneer Fund invests in debt securities when Pioneer believes they are consistent with a Pioneer Fund's investment objective of long-term capital growth, to diversify the portfolio or for greater liquidity.

                               Debt securities are subject to the risk of an issuer's inability to meet principal or interest payments on its obligations. Factors that could contribute to a decline in the market value of debt securities in the portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities.
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Derivatives                    Each Pioneer Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the Pioneer Funds do not use derivatives as a primary investment technique and generally limit their use to hedging. However, each Pioneer Fund may use derivatives for a variety of non-principal purposes, including:
                               o    As a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
                               o    As a substitute for purchasing or selling securities
                               o    To increase a Pioneer Fund's return as a non-hedging strategy that may be considered speculative.
                               Even a small investment in derivatives can have a significant impact on a
                               Pioneer Fund's exposure to the market prices of securities, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of a Pioneer Fund's other investments, a
                               Pioneer Fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value. Each Pioneer
                               Fund will only invest in derivatives to the extent Pioneer believes these investments do not prevent a Pioneer Fund from seeking its investment objective.
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Cash management and            Normally, each Pioneer Fund invests substantially all of its assets to meet
temporary investments          its investment objective. Each Pioneer Fund may invest the remainder of its assets in securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, each Pioneer Fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. During such periods, a Pioneer Fund may not be able to achieve its investment objective. Each Pioneer Fund intends to adopt a defensive strategy when Pioneer believes securities in which a
                               Pioneer Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
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

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                               Pioneer International Core Equity Fund         Pioneer International Equity Fund
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
 Short-term trading            Each Pioneer Fund usually does not trade for short-term profits. Each
                               Pioneer Fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets a Pioneer Fund's investment criteria. Each Pioneer Fund's annual portfolio turnover rate will vary based on many factors and has exceeded 100%. If a Pioneer Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.
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                                             Classes of Shares, Fees and Expenses
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Class A sales charges          The Class A shares of both Pioneer Funds have the same characteristics
and fees                       and fee structure.

                               o    Class A shares are offered with an initial sales charge up to
                                    5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, of up to 5%, declining as the size of your investment increases.

                               o    There are no contingent deferred sales charges, except in certain circumstances when the initial sales charge is waived. A
                                    contingent deferred sales charge may be payable to PFD, each
                                    Pioneer Fund's distributor, in the event of a share redemption within 18 months following the share purchase at the rate of 1%
                                    of the lesser of the value of the shares redeemed or the total cost of such shares, subject to certain waivers.

                               o    Class A shares are subject to distribution and service (12b-1)
                                    fees of up to 0.25% of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
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Class B sales charges          The Class B shares of both Pioneer Funds have the same characteristics
and fees                       and fee structure.

                               o    Class B shares are offered without an initial sales charge, but are subject to contingent deferred sales charges of up to 4% if you sell your shares. The charge is reduced over time and is not charged after five years. Your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, at the time of your purchase of up to 4%.

                               o    Class B shares are subject to distribution and service (12b-1)
                                    fees of up to 1% of average daily net assets. Both of these fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
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Class C sales charges          The Class C shares of both Pioneer Funds have the same characteristics
and fees                       and fee structure.

                               o    Class C shares are offered without an initial sales charge.

                               o    Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD, each Pioneer
                                    Fund's distributor, at the time of your purchase of up to 1%.

                               o    Class C shares are subject to distribution and service (12b-1)
                                    fees of up to 1% of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
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 Class Y sales charges         The Class Y shares of both Pioneer Funds have the same characteristics
 and fees                      and fee structure.

                               o    Class Y shares are offered without an initial sales charge.

                               o    Class Y shares are not subject to a contingent deferred sales charge.

                               o    Class Y shares are not subject to distribution and service
                                    (12b-1) fees.
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

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                               Pioneer International Core Equity Fund         Pioneer International Equity Fund
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
 Management fees               Pioneer International Core Equity Fund         Pioneer International Equity Fund pays
                               pays Pioneer a fee for managing the fund       Pioneer a fee for managing the fund and
                               and to cover the cost of providing             to cover the cost of providing certain
                               certain services to the fund.                  services to the fund.

                               Pioneer's annual fee is equal to 1.00%         Effective January 1, 2006, Pioneer's
                               of Pioneer International Core Equity           annual fee is equal to 0.85% of Pioneer
                               Fund's average daily net assets up to          International Equity Fund's average
                               $300 million, 0.85% of the next $200           daily net assets up to $500 million,
                               million and 0.75% on assets over $500          0.75% on assets over $500 million. The
                               million. The fee is accrued daily and          fee is accrued daily and paid monthly.
                               paid monthly.
                                                                              Prior to January 1, 2006, Pioneer's
                               For the most recent fiscal year ended          annual fee was equal to 1.00% of Pioneer
                               July 31, 2006, Pioneer International           International Equity Fund's average
                               Core Equity Fund paid management fees          daily net assets up to $300 million,
                               equivalent to 0.93% of the fund's              0.85% of the next $200 million and 0.75%
                               average daily net assets.                      on assets over $500 million. The fee is
                                                                              accrued daily and paid monthly.
                               A discussion regarding the basis for the
                               Board of Trustees' approval of the             For the most recent fiscal year ended
                               management contract is available in            March 31, 2007, Pioneer International
                               Pioneer International Core Equity Fund's       Equity Fund paid management fees
                               semiannual report to shareholders, dated       equivalent to 0.85% of the fund's
                               January 31, 2007.                              average daily net assets.

                                                                              A discussion regarding the basis for the
                                                                              Board of Trustees' approval of the
                                                                              management contract is available in
                                                                              Pioneer International Equity Fund's annual
                                                                              report to shareholders, dated March 31,
                                                                              2007.
---------------------------------------------------------------------------------------------------------------------------------
                                                        Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------------
Buying shares                  You may buy shares from any investment firm that has a sales agreement with PFD, the Pioneer Funds' distributor. You can buy shares at the offering price. You may use securities you own to purchase shares of a
                               Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with a Pioneer Fund's objective and policies and their acquisition is in the best interests of a Pioneer
                               Fund.

                               If you have an existing non-retirement account, you may purchase shares of a Pioneer Fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
---------------------------------------------------------------------------------------------------------------------------------
Minimum initial investment     Your initial investment must be at least $1,000 for Class A, Class B or Class C shares, and $5,000,000 for Class Y shares. Additional investments must be at least $100 for Class A shares, $500 for Class B shares or Class C shares, and there is no minimum additional investment amount for Class Y shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm.
---------------------------------------------------------------------------------------------------------------------------------
Maximum purchase amounts       Purchases of each Pioneer Fund shares are limited to $49,999 for Class
                               B shares and $999,999 for Class C shares. There is no maximum purchase for Class A shares or Class Y shares. These limits are applied on a per transaction basis.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                      Pioneer International Core Equity Fund                  Pioneer International Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
Exchanging shares     You may exchange your shares for shares of the same class of another
                      Pioneer mutual fund. Your exchange request must be for at least
                      $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred shares charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes.

                      After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by telephone or online.
---------------------------------------------------------------------------------------------------------------------------------
Selling shares        Your shares will be sold at net asset value per share next calculated after a Pioneer Fund receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                      If you have an eligible non-retirement account, you may sell up to
                      $100,000 per account per day by telephone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
---------------------------------------------------------------------------------------------------------------------------------
Net asset value       Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).
---------------------------------------------------------------------------------------------------------------------------------
                      You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A, Class B or
                      Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
---------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Pioneer Funds

     Because each Pioneer Fund has the same investment objective and investment strategies, they are subject to the same principal risks. You could lose money on your investment or not make as much as if you invested elsewhere if:

     o The non-U.S. stock markets go down or perform poorly relative to other investments (this risk may be greater in the short term)

     o Equity securities of non-U.S. issuers or growth stocks fall out of favor with investors

     o A Pioneer Fund's investments do not have the growth potential originally expected

     Risks of non-U.S. investments. Investing in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that a Pioneer Fund invests significantly in one region or country. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell a Pioneer Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of a Pioneer Fund's investments

     o The possibility that a counterparty may not complete a currency or securities transaction

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o Withholding and other non-U.S. taxes may decrease a Pioneer Fund's return

     Market segment risks. To the extent either Pioneer Fund emphasizes, from time to time, investments in a market segment, a Pioneer Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a fund without the same focus. Industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

The Pioneer Funds' Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of your fund for the twelve-month period ended January 31, 2007, and (ii) for Pioneer International Equity Fund, the expenses of Pioneer International Equity Fund for the twelve-month period ended March 31, 2007. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on March 31, 2007.

                                                                                       Combined
                                                          Pioneer                       Pioneer         Pioneer
                                                       International     Pioneer     International   International      Pioneer
                                                        Core Equity   International   Equity Fund     Core Equity    International
                                                           Fund        Equity Fund    (Pro Forma         Fund        Equity Fund
                                                        (12 months     (12 months      12 months       (12 months     (12 months
                                                           ended          ended          ended           ended           ended
                                                        January 31,     March 31,      March 31,      January 31,       March 31,
                                                           2007)          2007)          2007)           2007)            2007)
                                                       -------------  -------------  -------------   -------------   -------------
Shareholder transaction fees (paid directly from
 your investment)                                         Class A        Class A         Class A        Class B         Class B
Maximum sales charge (load) when you buy shares as a
 percentage of offering price                                5.75%          5.75%           5.75%          None            None
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when
 you sell shares, whichever is less                          None(1)        None(1)         None(1)           4%              4%
Redemption fee as a percentage of amount redeemed,
 if applicable                                               None           None            None           None            None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee                                               0.94%          0.85%           0.82%          0.94%           0.85%
Distribution and Service (12b-1) Fee                         0.25%          0.25%           0.25%          1.00%           1.00%
Other Expenses                                               0.24%          0.67%           0.44%          0.38%           0.71%
Total Annual Fund Operating Expenses(2)                      1.43%          1.77%           1.51%          2.32%           2.56%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                     0.00%(3)      (0.17)%(3)      (0.06)%(3)      0.00%(3)       (0.06)%(3)
Net Expenses                                                 1.43%(3)       1.60%(3)        1.45%(3)       2.32%(3)        2.50%(3)

                                                         Combined
                                                          Pioneer
                                                       International
                                                        Equity Fund
                                                        (Pro Forma
                                                         12 months
                                                           ended
                                                         March 31,
                                                           2007)
                                                       -------------
Shareholder transaction fees (paid directly from
 your investment)                                         Class B
Maximum sales charge (load) when you buy shares as a
 percentage of offering price                                None
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when you
 sell shares, whichever is less                                 4%
Redemption fee as a percentage of amount redeemed,
 if applicable                                               None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee                                               0.82%
Distribution and Service (12b-1) Fee                         1.00%
Other Expenses                                               0.58%
Total Annual Fund Operating Expenses(2)                      2.40%
----------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                    (0.05)%(3)
Net Expenses                                                 2.35%(3)

                                                                                         Combined
                                                          Pioneer                         Pioneer         Pioneer
                                                       International      Pioneer      International   International      Pioneer
                                                        Core Equity    International    Equity Fund     Core Equity    International
                                                            Fund        Equity Fund     (Pro Forma         Fund         Equity Fund
                                                         (12 months     (12 months       12 months      (12 months      (12 months
                                                           ended           ended           ended           ended           ended
                                                        January 31,       March 31,       March 31,      January 31,      March 31,
                                                           2007)            2007)          2007)            2007)           2007)
                                                       -------------   -------------   -------------   -------------   -------------
Shareholder transaction fees (paid directly from
 your investment)                                         Class C          Class C        Class C         Class Y         Class Y
Maximum sales charge (load) when you buy shares as a
 percentage of offering price                                None             None           None            None            None
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when you
 sell shares, whichever is less                              1.00%            1.00%          1.00%           None            None
Redemption fee as a percentage of amount redeemed, if
 applicable                                                  None             None           None            None            None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee                                               0.94%            0.85%          0.82%           0.94%           0.85%
Distribution and Service (12b-1) Fee                         1.00%            1.00%          1.00%           None            None
Other Expenses                                               0.28%            0.67%          0.55%           0.08%           0.19%
Total Annual Fund Operating Expenses(2)                      2.22%            2.52%          2.37%           1.02%           1.04%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                     0.00%(3)        (0.02)%(3)     (0.02)%(3)        N/A             N/A
Net Expenses                                                 2.22%(3)         2.50% (3)      2.35%(3)        1.02%           1.04%

                                                         Combined
                                                          Pioneer
                                                       International
                                                        Equity Fund
                                                        (Pro Forma
                                                         12 months
                                                           ended
                                                         March 31,
                                                           2007)
                                                       -------------
Shareholder transaction fees (paid directly from
 your investment)                                         Class Y
Maximum sales charge (load) when you buy shares as a
 percentage of offering price                                None
Maximum deferred sales charge (load) as a percentage
 of offering price or the amount you receive when you
 sell shares, whichever is less                              None
Redemption fee as a percentage of amount redeemed, if
 applicable                                                  None
Annual Fund operating expenses (deducted from fund
 assets) as a % of average daily net assets
Management Fee                                               0.82%
Distribution and Service (12b-1) Fee                         None
Other Expenses                                               0.11%
Total Annual Fund Operating Expenses(2)                      0.93%
--------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations                      N/A
Net Expenses                                                 0.93%

     The hypothetical examples below help you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions,
(c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for each Pioneer Fund and the combined Pioneer International Equity Fund's Class A, Class B and Class C shares is in effect for year one. Pro forma expenses are included assuming a Reorganization with your fund and Pioneer International Equity Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

                                                                                        Combined
                                                      Pioneer                           Pioneer
                                                   International       Pioneer       International
Number of years                                     Core Equity     International     Equity Fund
you own your shares                                    Fund          Equity Fund      (Pro Forma)
-----------------------------------------------    -------------    -------------   -------------
Class A -- assuming redemption at end of period
 Year 1 .......................................        $  712            $  728          $  714
 Year 3 .......................................        $1,001            $1,085          $1,019
 Year 5 .......................................        $1,312            $1,464          $1,346
 Year 10 ......................................        $2,190            $2,526          $2,268
Class A -- assuming no redemption
 Year 1 .......................................        $  712            $  728          $  714
 Year 3 .......................................        $1,001            $1,085          $1,019
 Year 5 .......................................        $1,312            $1,464          $1,346
 Year 10 ......................................        $2,190            $2,526          $2,268
Class B -- assuming redemption at end of period
 Year 1 .......................................        $  635            $  653          $  638
 Year 3 .......................................        $1,024            $1,091          $1,044
 Year 5 .......................................        $1,340            $1,455          $1,376
 Year 10 ......................................        $2,433            $2,698          $2,511

                                                                                        Combined
                                                      Pioneer                           Pioneer
                                                   International       Pioneer       International
Number of years                                     Core Equity     International     Equity Fund
you own your shares                                    Fund          Equity Fund      (Pro Forma)
-----------------------------------------------    -------------   ---------------   -------------
Class B -- assuming no redemption
 Year 1 .......................................        $  235            $  253          $  238
 Year 3 .......................................        $  724            $  791          $  744
 Year 5 .......................................        $1,240            $1,355          $1,276
 Year 10 ......................................        $2,433            $2,698          $2,511
Class C -- assuming redemption at end of period
 Year 1 .......................................        $  325            $  353          $  338
 Year 3 .......................................        $  694            $  783          $  738
 Year 5 .......................................        $1,190            $1,339          $1,264
 Year 10 ......................................        $2,554            $2,854          $2,705
Class C -- assuming no redemption
 Year 1 .......................................        $  225            $  253          $  238
 Year 3 .......................................        $  694            $  783          $  738
 Year 5 .......................................        $1,190            $1,339          $1,264
 Year 10 ......................................        $2,554            $2,854          $2,705
Class Y
 Year 1 .......................................        $  104            $  106          $   95
 Year 3 .......................................        $  325            $  331          $  296
 Year 5 .......................................        $  563            $  574          $  515
 Year 10 ......................................        $1,248            $1,271          $1,143

----------

(1) Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(2) Each Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(3) Net expenses in the table reflect the expense limitations that currently are in effect for each Pioneer Fund. Pioneer has contractually agreed to limit ordinary operating expense to the extent required to reduce each Pioneer Fund's expenses to 1.60%, 2.50% and 2.50% of the average daily net asset attributable to Class A, Class B and Class C shares, respectively, of such Pioneer Fund. These expense limitations are in effect with respect to your fund through December 1, 2009 for Class A shares and through December 1, 2008 for Class B and Class C shares. These expense limitations are in effect with respect to Pioneer International Equity Fund through August 1, 2010 for Class A shares and through August 1, 2008 for Class B and Class C shares. If the shareholders of your fund approve the Reorganization, Pioneer also has contractually agreed to further limit the combined fund's ordinary operating expense to the extent required to reduce the combined fund's expenses to 1.45%, 2.35% and 2.35% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively, of the combined fund. This expense limitation would be in effect through August 1, 2009 for Class A shares and through August 1, 2008 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

Comparison of each Pioneer Fund's Performance

     The bar charts show the year-by-year performance of each Pioneer Fund's Class A shares for the past 10 calendar years or since inception if less than 10 years. Class B, Class C and Class Y shares will have different performance. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return. The tables show average annual total return (before and after sales taxes) for each Pioneer Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Pioneer Fund are for Class A only; after-tax returns for other classes will vary. Past performance (before and after taxes) does not indicate future results.

    Pioneer International Core Equity Fund Annual Returns -- Class A Shares*
                            (Years ended December 31)

     Pioneer International Core Equity Fund acquired the assets and liabilities of AmSouth International Equity Fund (the predecessor fund) on September 23, 2005. As a result of the reorganization, Pioneer International Core Equity Fund is the accounting successor of the predecessor fund. The predecessor fund offered classes of shares similar to Pioneer International Core Equity Fund's Class A, Class B and Class Y shares. In the reorganization, the predecessor fund exchanged its assets for Class A, Class B and Class Y shares of Pioneer International Core Equity Fund. The performance of Class A, Class B and Class Y shares of Pioneer International Core Equity Fund includes the net asset value performance of the predecessor fund's Class A, Class B and Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). The predecessor fund did not offer Class C shares. The performance of Pioneer International Core Equity Fund's Class C shares is based upon the net asset value performance of the predecessor fund's Class B shares, which has been restated to reflect sales charges applicable to Class C shares (but not other differences in expenses). If all the expenses of Pioneer International Core Equity Fund were reflected, the performance would be lower.

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'98                                        9.47%
'99                                       26.77%
'00                                      -11.50%
'01                                      -24.31%
'02                                      -14.96%
'03                                       52.67%
'04                                       25.84%
'05                                       14.85%
'06                                       21.03%

----------

* During the period shown in the bar chart, Pioneer International Core Equity Fund's highest quarterly return was 23.15% for the quarter ended June 30, 2003, and the lowest quarterly return was (20.23)% for the quarter ended September 30, 2002. For the period from January 1, 2007 to June 30, 2007, Pioneer International Core Equity Fund's return was [ ]%.

      Pioneer International Equity Fund's Annual Returns -- Class A Shares*
                            (Years ended December 31)

Pioneer International Equity Fund discontinued investing in equity securities of U.S. issuers in July, 2001.

[THE FOLLOWING DATA IS A REPRESENTATION OF A BAR CHART IN THE PRINTED MATERIAL]

'97                                        5.81%
'98                                        7.40%
'99                                       41.19%
'00                                      -17.87%
'01                                      -19.28%
'02                                      -19.61%
'03                                       32.29%
'04                                       22.75%
'05                                       13.50%
'06                                       22.58%

----------

* During the period shown in the bar chart, Pioneer International Equity Fund's highest quarterly return was 29.50% for the quarter ended December 31, 1999, and the lowest quarterly return was (21.25)% for the quarter ended September 30, 2002. For the period from January 1, 2007 to June 30, 2007, Pioneer International Equity Fund's return was [ ]%.

                         Average Annual Total Returns
                     (for periods ended December 31, 2006)


------------------------------------------------------------------------------------------------------------------------------------
                                                                   1 Year             5 Years         10 Years    Since Inception
------------------------------------------------------------------------------------------------------------------------------------
Pioneer International Core Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                          14.09%               16.45%            N/A             7.27%(4)
                                                                                                                     (8/18/97)
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions(1)                        8.56%               14.84%            N/A             6.31%(4)
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of              14.76%               14.23%            N/A             6.15%(4)
  Fund Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                          16.47%               17.03%            N/A             7.78%(4)
                                                                                                                      (2/2/99)
------------------------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes(2)                                       20.18%               17.12%            N/A             7.83%(4)
                                                                                                                      (2/2/99)
------------------------------------------------------------------------------------------------------------------------------------
 Class Y -- Before Taxes                                          21.45%               18.13%            N/A             8.12%(4)
                                                                                                                     (8/18/97)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia,         26.86%               15.43%            N/A             8.12%(5)
 Far East Index (reflects no deduction for taxes)(3)
------------------------------------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- Before Taxes                                          15.56%               11.35%           6.17%            6.87%
                                                                                                                    (10/31/96)
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distribution(1)                        13.75%               10.92%           5.78%            6.47%
------------------------------------------------------------------------------------------------------------------------------------
 Class A -- After Taxes on Distributions and Sale of              11.37%                9.82%           5.28%            5.91%
  Fund Shares(1)
------------------------------------------------------------------------------------------------------------------------------------
 Class B -- Before Taxes                                          17.51%               11.66%           5.86%            6.51%
                                                                                                                    (10/31/96)
------------------------------------------------------------------------------------------------------------------------------------
 Class C -- Before Taxes(2)                                       21.62%               11.52%           5.72%            6.40%
                                                                                                                    (10/31/96)
------------------------------------------------------------------------------------------------------------------------------------
 Class Y -- Before Taxes                                          23.27%               13.03%           6.97%            7.66%(6)
                                                                                                                    (10/31/96)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia,         26.86%               15.43%           8.06%            8.21%(7)
 Far East Index (reflects no deduction for taxes)(3)
------------------------------------------------------------------------------------------------------------------------------------

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(2) The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

(3) The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged, capitalization-weighted measure of 21 international stock markets.

(4) Reflects the inception dates of the predecessor fund's Class A, Class B and Class I shares (the predecessor fund's Class B shares' inception date is applicable in the case of Pioneer International Core Equity Fund's Class C shares). Pioneer International Core Equity Fund began offering its Class C and Class Y shares on September 23, 2005.

(5) Reflects the return of the index since the inception of the predecessor fund's Class A and Class I shares. The return of the index since the inception of Class B and Class C shares is 7.92%.

(6) Reflects the inception date of Pioneer International Equity Fund's Class A shares. Class Y shares commenced operations on August 11, 2004.

(7) Reflects the return of the index since the inception of Pioneer International Equity Fund's Class A, Class B and Class C shares.

The most recent portfolio management discussion of each Pioneer Fund's performance is attached as Exhibit B.

                                 CAPITALIZATION

     The following table sets forth the capitalization of each Pioneer Fund as of March 31, 2007 and the pro forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. If the Reorganization is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between March 31, 2007 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.

                                                                            Pro Forma
                                   Pioneer               Pioneer             Pioneer
                             International Core       International       International
                                 Equity Fund           Equity Fund         Equity Fund
                              (March 31, 2007)      (March 31, 2007)     (March 31, 2007)(1)
                             ------------------     ----------------     ----------------
Net Assets ..............      $ 406,098,305         $ 226,141,004        $ 632,210,062
 Class A ................      $  42,893,777         $  58,457,503        $ 101,351,280
 Class B ................      $   5,662,591         $  17,283,600        $  22,946,191
 Class C ................      $   2,136,258         $  12,704,570        $  14,840,828
 Class Y ................      $ 355,405,679         $ 137,695,331        $ 493,071,763
Net Asset Value Per Share
 Class A ................      $       12.59         $       26.46        $       26.46
 Class B ................      $       12.09         $       24.03        $       24.03
 Class C ................      $       12.13         $       23.70        $       23.70
 Class Y ................      $       12.65         $       26.67        $       26.67
Shares Outstanding
 Class A ................          3,407,820             2,209,119            3,830,199
 Class B ................            468,419               719,155              954,770
 Class C ................            176,158               535,992              626,119
 Class Y ................         28,099,713             5,161,973           18,485,553

(1) The pro forma data reflects adjustments to account for the costs of the Reorganization borne by each Pioneer Fund, which are estimated in the aggregate to be $37,500. Pioneer will bear the remaining 50% of the costs of the Reorganization.

     It is impossible to predict how many shares of Pioneer International Equity Fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer International Equity Fund shares that will actually be received and distributed.

          PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on September 21, 2007, but may occur on such later date as the parties may agree in writing. Your fund will transfer all of its assets to Pioneer International Equity Fund, and Pioneer International Equity Fund will assume all of your fund's liabilities. This will result in the addition of your fund's assets to Pioneer International Equity Fund's portfolio. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o Pioneer International Equity Fund will issue to your fund Class A shares with an aggregate net asset value equal to the net assets attributable to your fund's Class A shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class A shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class A shareholders of your fund will end up as Class A shareholders of Pioneer International Equity Fund.

     o Pioneer International Equity Fund will issue to your fund Class B shares with an aggregate net asset value equal to the net assets attributable to your fund's Class B shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class B shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class B shareholders of your fund will end up as Class B shareholders of Pioneer International Equity Fund.

     o Pioneer International Equity Fund will issue to your fund Class C shares with an aggregate net asset value equal to the net assets attributable to your fund's Class C shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class C shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class C shareholders of your fund will end up as Class C shareholders of Pioneer International Equity Fund.

     o Pioneer International Equity Fund will issue to your fund Class Y shares with an aggregate net asset value equal to the net assets attributable to your fund's Class Y shares. As part of the liquidation of your fund, these shares will immediately be distributed to Class Y shareholders of record of your fund in proportion to their holdings on the Closing Date. As a result, Class Y shareholders of your fund will end up as Class Y shareholders of Pioneer International Equity Fund.

     o    After the shares are issued, your fund will be dissolved.

Reasons for the Proposed Reorganization

     The Trustees of your fund believe that the proposed Reorganization will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

     First, the Reorganization would eliminate confusion in the marketplace caused by having two substantially similar funds and enhancing the potential for one of the two funds to achieve growth in assets. The combined fund may be better positioned to attract assets than your fund. After the Reorganization, the combined fund's greater asset size may allow it, relative to your fund, to reduce per share expenses as fixed expenses are shared over a larger asset base. A combined fund with greater assets also may be better positioned to implement its investment strategies and achieve portfolio diversification than a fund with smaller assets.

     Second, Pioneer International Equity Fund's performance was higher than your fund's performance for the most recent calendar year ended December 31, 2006. Although your fund's longer term performance generally was higher than Pioneer International Equity Fund's performance for the same periods, your fund's prior performance reflects the performance results of the predecessor fund's investment adviser, who no longer manages your fund.

     Third, Pioneer International Equity Fund's management fee rate (for all asset levels) is lower than your fund's management fee rate. In addition, the combined fund's management fee rate will be even lower than Pioneer International Equity Fund's current management fee rate as a result of the increase in assets and breakpoints in the management fee rate.

     Fourth, although the pro forma expense ratio for the combined funds' Class A, Class B and Class C shares is anticipated to be higher than the historical expense ratio for the corresponding class of shares of your fund, Pioneer has contractually agreed to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 1.45%, 2.35% and 2.35% of the average daily net asset attributable to Class A, Class B and Class C shares, respectively, of the combined fund. Assuming the shareholders of your fund approve the Reorganization, this expense limitation will be in effect for the combined fund from the Closing Date of the Reorganization through August 1, 2009 for Class A shares and through August 1, 2008 for Class B and Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

     The Boards of both funds considered that each Pioneer Fund would equally bear half of all of the expenses associated with the preparation, printing and mailing of any shareholder communications, including this Proxy Statement/Prospectus, and any filings with the SEC and other governmental agencies in connection with the Reorganization. Pioneer will bear the balance of these expenses. The Boards of both funds estimate that these expenses in the aggregate will not exceed $75,000.

     The Boards of both Pioneer Funds considered that the Pioneer Funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies, which would result in a decrease in the combined fund's gross expenses and a corresponding decrease in fees waived under the current expense limit agreement. The Boards believe, however, that these savings will not amount to a significant economic benefit to Pioneer or the principal distributor.

     The Boards of Trustees of both Pioneer Funds also considered that the Reorganization presents an excellent opportunity for the shareholders of each Pioneer Fund to become investors in a combined fund that has a larger asset size than either Pioneer Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both Pioneer Funds and their shareholders.

                      BOARDS' EVALUATION AND RECOMMENDATION

     For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interest of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of Pioneer International Equity Fund, including the Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of Pioneer International Equity Fund and that the interests of Pioneer International Equity Fund's shareholders would not be diluted as a result of the Reorganization.

     The Trustees of your fund recommend that shareholders of your fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

     o The Reorganization is scheduled to occur as of the close of business on September 21, 2007 but may occur on such later date as the parties may agree to in writing. Your fund will transfer all of its assets to Pioneer International Equity Fund. Pioneer International Equity Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

     o Pioneer International Equity Fund will issue classes of shares to your fund with an aggregate net asset value equal to the net assets attributable to your fund's corresponding classes of shares. These shares will immediately be distributed to your fund's shareholders in proportion to the relative net asset value of their holdings of your fund's shares on the Closing Date. As a result, your fund's shareholders will end up as shareholders of the relevant class of Pioneer International Equity Fund.

     o    After the shares are issued, your fund will be dissolved.

     o The Reorganization is intended to result in no income, gain or loss for federal income tax purposes to either Pioneer Fund or their shareholders and will not take place unless both Pioneer Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of your fund are being asked to approve an Agreement and Plan of Reorganization, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Reorganization contained herein, which includes the material provisions of the Agreement and Plan of Reorganization, is qualified in its entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Pioneer International Equity Fund shares. Pioneer International Equity Fund will not issue share certificates in the Reorganization.

     Conditions to Closing the Reorganization. The obligation of your fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the corresponding Pioneer Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

     The obligation of Pioneer International Equity Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section
7).

     The obligations of your fund and Pioneer International Equity Fund are subject to approval of the Agreement and Plan of Reorganization by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's declaration of trust and by-laws. The funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.5).

     Termination of Agreement and Plan of Reorganization. The Board of Trustees of each Pioneer Fund may terminate the Agreement and Plan of Reorganization (even if the shareholders of your fund have already approved it) by their mutual agreement at any time before the Closing Date, if the Boards believe that proceeding with the Reorganization would no longer be advisable.

     Expenses of the Reorganization. Each Pioneer Fund will bear equally half of all the expenses of both funds incurred in connection with the Reorganization, including the costs of printing, mailing, legal fees, audit fees and solicitation expenses. Pioneer will bear the balance of these expenses.

                        TAX STATUS OF THE REORGANIZATION

     The Reorganization is not intended to result in any income, gain or loss for U.S. federal income tax purposes and will not take place unless each Pioneer Fund receives a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, that the Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described above or (2) the distribution by your fund of the corresponding Pioneer Fund shares to your fund's shareholders;

     o No gain or loss will be recognized by Pioneer International Equity Fund upon the receipt of your fund's assets solely in exchange for the issuance of Pioneer International Equity Fund shares to your fund and the assumption of your fund's liabilities by Pioneer International Equity Fund;

     o The basis of the assets of your fund acquired by Pioneer International Equity Fund will be the same as the basis of those assets in the hands of your fund immediately before the transfer;

     o The tax holding period of the assets of your fund in the hands of Pioneer International Equity Fund will include your fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your fund solely for Pioneer International Equity Fund shares as part of the Reorganization;

     o The basis of Pioneer International Equity Fund shares received by you in the Reorganization will be the same as the basis of the shares of your fund you surrender in exchange; and

     o The tax holding period of Pioneer International Equity Fund shares you receive will include the tax holding period of the shares of your fund that you surrender in exchange, provided that the shares of your fund were held by you as capital assets on the date of the exchange.

     In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of Pioneer International Equity Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         VOTING RIGHTS AND REQUIRED VOTE

     Each share of your fund is entitled to one vote. A quorum is required to conduct business at the meeting. With respect to your fund, one-third of the outstanding shares of your fund entitled to cast votes at the meeting constitutes a quorum; however, since the proposal must be approved by "a majority of the outstanding voting securities," as defined under the 1940 Act, at least 50% of the outstanding shares must have submitted votes to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of your fund" means the affirmative vote of the lesser of:

     1. 67% or more of the shares of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of your fund entitled to vote are present or represented by proxy, or

     2.   more than 50% of the outstanding shares of your fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                Quorum                                          Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                        All shares "present" in person or by proxy are    Shares "present" in person will be voted in
                                  counted toward a quorum.                          person at the meeting. Shares present by
                                                                                    proxy will be voted in accordance with
                                                                                    instructions.
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting       Considered "present" at meeting for purposes      Voted "for" the proposal.
Instruction (other than Broker    of quorum.
Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at meeting for purposes      Broker non-votes do not count as a vote "for"
underlying holder had not         of quorum.                                        the proposal and effectively result in a vote
voted and the broker does not                                                       "against" the proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at meeting for purposes      Abstentions do not constitute a vote "for"
                                  of quorum.                                        the proposal and effectively result in a vote
                                                                                    "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/ Prospectus, and your fund will continue to engage in business as a separate mutual fund and the Board of Trustees will consider what further action may be appropriate.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each fund's operations and is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.P.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of March 31, 2007, assets under management were approximately $310 billion worldwide, including over $81 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of Pioneer Funds' investment adviser and determining whether to approve and renew each Pioneer Fund's investment management agreement.

Distributor and Transfer Agent

     PFD is each Pioneer Fund's distributor. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is each Pioneer Fund's transfer agent. Each Pioneer Fund compensates PFD and the transfer agent for their services. PFD and the transfer agent are affiliates of Pioneer.

Disclosure of Portfolio Holdings

     Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, each Pioneer Fund uses a security's fair value. All methods of determining the value of a security used by a Pioneer Fund, including those discussed below, on a basis other than market value, are forms of fair value. All valuations of securities on a fair value basis are made pursuant to procedures adopted by the Board of Trustees. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the Pioneer Funds rely upon securities prices provided by pricing services.

     Each Pioneer Fund primarily invests in securities of non-U.S. issuers and the markets for these securities generally close prior to the time the Pioneer Funds determine their net asset values. However, the value of these securities continues to be influenced by changes in the global markets. Consequently, each Pioneer Fund's trustees have determined to use the fair value of these securities as of the time a Pioneer Fund determines its net asset value, based upon data from a pricing service. On a daily basis, the pricing service recommends changes, based upon a proprietary model, to the closing market prices of each non-U.S. security held by a Pioneer Fund to reflect the security's fair value at the time a Pioneer Fund determines its net asset value. Each Pioneer Fund applies these recommendations in accordance with procedures approved by the trustees. A security's fair value determined in this manner may differ from the security's closing market price on the date a Pioneer Fund determines its net asset value or the opening price of the security on the next business day. Each Pioneer Funds use of this method may significantly affect its net asset value compared to the net asset value that would have been determined using closing market prices. Each Pioneer Fund also may take other factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. The use of this method is intended to reduce the opportunities for market timers who seek to take advantage of time zone differences between the U.S. and non-U.S. markets. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of a Pioneer Fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value rather than market prices. Each Pioneer Fund uses a pricing matrix to determine the value of fixed income securities that do not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that a Pioneer Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.

     Distribution and Service Plans. Each Pioneer Fund has adopted a distribution plan for its Class A, Class B, and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Payments to Financial Intermediaries. There are two principal ways you compensate the financial intermediary through which you buy shares of each Pioneer Fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the Pioneer Fund paying Rule 12b-1 fees.

     Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer Funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer Funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments could be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer Funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer Funds in its sales system (such as by placing certain Pioneer Funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer Funds or retain shares of the Pioneer Funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer Funds' assets. Although an intermediary may request additional compensation from Pioneer to offset costs incurred by the financial intermediary in servicing its clients, the intermediary may earn a profit on these payments, if the amount of the payment may exceed the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer Funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer Funds. If your intermediary provides these services, Pioneer or the Pioneer Funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer Funds.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in a Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014
     Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order to purchase, exchange, or sell shares with the transfer agent or a broker-dealer, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to the fund in a timely manner.

     Buying Pioneer Fund Shares. You may buy shares of a Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of the Pioneer Funds at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Each Pioneer Fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment for Class A, Class B and Class C shares must be at least $1,000, and for Class Y shares must be at least $5,000,000. Additional investments must be at least $100 for Class A shares and $500 for Class B and Class C shares. There is no minimum additional investment amount for Class Y shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Maximum Purchase Amounts. Purchases of each Pioneer Fund shares are limited to $49,999 for Class B shares and $999,999 for Class C shares. These limits are applied on a per transaction basis. Class A shares and Class Y shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. You may make up to four exchange redemptions of $25,000 or more per account per calendar year. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Reorganization will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after a Pioneer Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          - Are selling over $100,000 or exchanging over $500,000 worth of shares

          - Changed your account registration or address within the last 30 days

          - Instruct the transfer agent to mail the check to an address different from the one on your account

          -    Want the check paid to someone other than the account owner(s)

          - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

------------------------------------------------------------------------------------------------------------------------------------
                                      Buying Shares                                     Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR          Normally, your investment firm will send your          Normally, your investment firm will send your
INVESTMENT FIRM       purchase request to PFD and/or the Pioneer Funds'      exchange request to the Pioneer Funds' transfer
                      transfer agent.                                        agent.

                      CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE          CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE
                      INFORMATION.                                           INFORMATION ABOUT EXCHANGING YOUR SHARES.

                      Your investment firm may receive a commission from
                      PFD for your purchase of fund shares, and may
                      receive additional compensation from Pioneer for
                      your purchase of fund shares.
------------------------------------------------------------------------------------------------------------------------------------
 BY PHONE OR ONLINE   You can use the telephone or online privilege if       After you establish your eligible fund account,
                      you have an existing non-retirement account.           you can exchange fund shares by phone or online
                      Certain IRAs can use the telephone purchase            if:
                      privilege. If your account is eligible, you can
                      purchase additional fund shares by phone or online     o    You are exchanging into an existing account
                      if:                                                         or using the exchange to establish a new
                                                                                  account, provided the new account has a
                      o    You established your bank account of record            registration identical to the original
                           at least 30 days ago                                   account

                      o    Your bank information has not changed for at      o    The fund into which you are exchanging offers
                           least 30 days                                          the same class of shares

                      o    You are not purchasing more than $25,000          o    You are not exchanging more than $500,000
                           worth of shares per account per day                    worth of shares per account per day

                      o    You can provide the proper account                o    You can provide the proper account
                           identification information                             identification information

                      When you request a telephone or online purchase,
                      the transfer agent will electronically debit the
                      amount of the purchase from your bank account of
                      record. The transfer agent will purchase fund
                      shares for the amount of the debit at the offering
                      price determined after the transfer agent receives
                      your telephone or online purchase instruction and
                      good funds. It usually takes three business days
                      for the transfer agent to receive notification
                      from your bank that good funds are available in
                      the amount of your investment.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                        Buying Shares                                     Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL   You can purchase fund shares for an existing fund      You can exchange fund shares by mailing or faxing
OR BY FAX             account by mailing a check to the transfer agent.      a letter of instruction to the transfer agent. You
                      Make your check payable to the fund. Neither           can exchange Pioneer Fund shares directly through
                      initial nor subsequent investments should be made      a Pioneer Fund only if your account is registered
                      by third party check. Your check must be in U.S.       in your name. However, you may not fax an exchange
                      dollars and drawn on a U.S. bank. Include in your      request for more than $500,000. Include in your
                      purchase request the fund's name, the account          letter:
                      number and the name or names in the account
                      registration.                                          o    The name, social security number and
                                                                                  signature of all registered owners

                                                                             o    A signature guarantee for each registered
                                                                                  owner if the amount of the exchange is more
                                                                                  than $500,000

                                                                             o    The name of the fund out of which you are
                                                                                  exchanging and the name of the fund into
                                                                                  which you are exchanging

                                                                             o    The class of shares you are exchanging

                                                                             o    The dollar amount or number of shares your
                                                                                  are exchanging
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
               Selling Shares                                                          How to Contact Pioneer
-----------------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your                                BY PHONE
request to sell shares to the Pioneer Funds'
transfer agent.                                                              For information or to request a telephone
                                                                             transaction between 8:00 a.m. and 7:00 p.m.
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE                                (Eastern time) by speaking with a shareholder
INFORMATION.                                                                 services representative call 1-800-225-6292

Each Pioneer Fund has authorized PFD to act as its                           To request a transaction using FactFone(SM) call
agent in the repurchase of fund shares from                                  1-800-225-4321
qualified investment firms. Each Pioneer Fund
reserves the right to terminate this procedure at                            Telecommunications Device for the Deaf (TDD)
any time.                                                                    1-800-225-1997
-----------------------------------------------------------------------------------------------------------------------------
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT,                              BY MAIL
YOU MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY                           Send your written instructions to: PIONEER
PHONE OR ONLINE. You may sell fund shares held in                            INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
a retirement plan account by phone only if your                              P.O. Box 55014 Boston, Massachusetts 02205-5014
account is an eligible IRA (tax penalties may
apply). You may not sell your shares by phone or                             PIONEER WEBSITE
online if you have changed your address (for
checks) or your bank information (for wires and                              www.pioneerinvestments.com
transfers) in the last 30 days.
                                                                             BY FAX
You may receive your sale proceeds:                                          Fax your exchange and sale requests to:
                                                                             1-800-225-4240
o    By check, provided the check is made payable
     exactly as your account is registered

o    By bank wire or by electronic funds transfer,
     provided the sale proceeds are being sent to
     your bank address of record
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                  Selling Shares                                                       How to Contact Pioneer
-----------------------------------------------------------------------------------------------------------------------------
You can sell some or all of your fund shares by
WRITING DIRECTLY TO A PIONEER FUND only if your
account is registered in your name. Include in
your request your name, your social security
number, the fund's name, your fund account number,
the class of shares to be sold, the dollar amount
or number of shares to be sold, and any other
applicable requirements as described below. The
transfer agent will send the sale proceeds to your
address of record unless you provide other
instructions. Your request must be signed by all
registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by
fax.
-----------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Distribution Options. Each Pioneer Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     1. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

     2. You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     3. You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Directed Dividends. You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading. Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm a Pioneer Fund's performance by forcing a Pioneer Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of a Pioneer Fund's shares by a Pioneer Fund's investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of a Pioneer Fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Because each Pioneer Fund invests a significant portion of its portfolio in securities that are fair valued, this risk may be greater. Frequently, a Pioneer Fund's shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pioneer Funds' policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o Since each Pioneer Fund primarily invests in non-U.S. securities, each Pioneer Fund uses a fair value pricing service, as discussed under "Net asset value."

     Each Pioneer Fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase request by any investor or financial institution if a Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to such Pioneer Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in a Pioneer Fund. Each Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future. Each Pioneer Fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     To limit the negative effects of excessive trading on a Pioneer Fund, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of that Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, or to transactions by other Pioneer funds that invest in that Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds. Purchases pursuant to the reinstatement privilege (for Class A and Class B shares) are subject to this policy.

     We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or their own policies or restrictions designed to limit excessive trading of Pioneer fund shares. However, we do not impose this policy at the omnibus account level.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access. You may have difficulty contacting a Pioneer Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies. Each Pioneer Fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Each Pioneer Fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for a Pioneer Fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by a Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     Dividends and Capital Gains. Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that such Pioneer Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Distributions from a Pioneer Fund's net short-term capital gains are taxable as ordinary income. Dividends, other than exempt-interest dividends, are taxable either as ordinary income or, if so designated by a Pioneer Fund and certain other conditions, including holding period requirements, are met by a Pioneer Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Generally, none of the dividends of each Pioneer Fund meet the requirements to be treated as qualified dividend income. Dividends and distributions are taxable, whether you take payment in cash or reinvest them to buy additional fund shares.

     When you sell or exchange a Pioneer Fund's shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to a Pioneer Fund along with the certifications required by the IRS when you open an account. If you do not or if it is otherwise legally required to do so, the fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state, local and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult each Pioneer Fund's statement of additional information for a more detailed discussion of qualified dividend income and other U.S. federal income tax considerations that may affect a Pioneer Fund and its shareowners.

                              FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of Pioneer International Equity Fund for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that your investment in Pioneer International Equity Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

                        PIONEER INTERNATIONAL EQUITY FUND

                              FINANCIAL HIGHLIGHTS

     The information below for the fiscal years ended March 31, 2003 through March 31, 2007 has been audited by Ernst & Young LLP, Pioneer International Equity Fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

                                                                Year       Year      Year      Year      Year
                                                               Ended      Ended     Ended     Ended     Ended
                                                              3/31/07    3/31/06   3/31/05   3/31/04   3/31/03
Class A                                                       -------    -------   -------   -------   -------
Net asset value, beginning of period                          $ 24.90    $ 20.72   $ 17.55   $ 11.64   $ 15.94
                                                              -------    -------   -------   -------   -------
Increase (decrease) from investment operations:
 Net investment income                                        $  0.17    $  0.18   $  0.09   $  0.10   $  0.05
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  3.49       4.67      3.08      5.81     (4.35)
                                                              -------    -------   -------   -------   -------
  Net increase (decrease) from investment operations          $  3.66    $  4.85   $  3.17   $  5.91   $ (4.30)
                                                              -------    -------   -------   -------   -------
Distributions to shareowners:
 Net investment income                                        $ (0.20)   $ (0.01)  $     -   $     -   $     -
 Net realized gain                                              (1.90)     (0.67)        -         -         -
                                                              -------    -------   -------   -------   -------
Total distributions                                           $ (2.10)   $ (0.68)  $     -   $     -   $     -
                                                              -------    -------   -------   -------   -------
Redemption fees                                               $     -(a) $  0.01   $     -   $     -   $     -
                                                              -------    -------   -------   -------   -------
Net increase (decrease) in net asset value                    $  1.56    $  4.18   $  3.17   $  5.91   $ (4.30)
                                                              -------    -------   -------   -------   -------
Net asset value, end of period                                $ 26.46    $ 24.90   $ 20.72   $ 17.55   $ 11.64
                                                              =======    =======   =======   =======   =======
Total return*                                                   15.11%     23.93%    18.06%    50.77%   (26.98)%
Ratio of net expenses to average net assets+                     1.62%      1.60%     1.65%     1.75%     1.76%
Ratio of net investment income to average net assets+            0.81%      0.91%     0.52%     0.67%     0.30%
Portfolio turnover rate                                            94%       117%      124%      169%       45%
Net assets, end of period (in thousands)                      $58,458    $38,277   $27,906   $18,345   $11,578
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    1.77%      2.08%     2.57%     2.80%     2.94%
 Net investment income (loss)                                    0.66%      0.43%    (0.40)%   (0.38)%   (0.88)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    1.60%      1.60%     1.65%     1.75%     1.75%
 Net investment income                                           0.83%      0.91%     0.52%     0.67%     0.31%

(a)  Amount rounds to less than $.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                                                                Year       Year     Year       Year      Year
                                                               Ended      Ended     Ended     Ended     Ended
                                                              3/31/07    3/31/06   3/31/05   3/31/04   3/31/03
Class B                                                       -------    -------   -------   -------   -------
Net asset value, beginning of period                          $ 22.82    $ 19.20   $ 16.41   $ 10.99   $ 15.19
                                                              -------    -------   -------   -------   -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                 $ (0.01)   $  0.01   $ (0.06)  $ (0.03)  $ (0.09)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  3.12       4.27      2.85      5.45     (4.11)
                                                              -------    -------   -------   -------   -------
  Net increase (decrease) from investment operations          $  3.11    $  4.28   $  2.79   $  5.42   $ (4.20)
Distributions to shareowners:
 Net realized gain                                              (1.90)     (0.67)        -         -         -
Redemption fees                                                     -(a)    0.01         -         -         -
                                                              -------    -------   -------   -------   -------
Net increase (decrease) in net asset value                    $  1.21    $  3.62   $  2.79   $  5.42   $ (4.20)
                                                              -------    -------   -------   -------   -------
Net asset value, end of period                                $ 24.03    $ 22.82   $ 19.20   $ 16.41   $ 10.99
                                                              =======    =======   =======   =======   =======

Total return*                                                   14.04%     22.85%    17.00%    49.32%   (27.65)%
Ratio of net expenses to average net assets+                     2.52%      2.50%     2.54%     2.66%     2.59%
Ratio of net investment income (loss) to average net assets+    (0.03)%     0.05%    (0.37)%   (0.23)%   (0.54)%
Portfolio turnover rate                                            94%       117%      124%      169%       45%
Net assets, end of period (in thousands)                      $17,284    $15,278   $12,632   $ 8,575   $ 5,573
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    2.56%      2.91%     3.42%     3.70%     3.78%
 Net investment loss                                            (0.07)%    (0.36)%   (1.25)%   (1.27)%   (1.73)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    2.50%      2.50%     2.53%     2.65%     2.59%
 Net investment income (loss)                                   (0.01)%     0.05%    (0.36)%   (0.22)%   (0.54)%

(a)  Amount rounds to less than $.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                                                                Year       Year       Year      Year      Year
                                                               Ended      Ended      Ended     Ended     Ended
                                                              3/31/07    3/31/06    3/31/05   3/31/04   3/31/03
Class C                                                       -------    -------    -------   -------   -------
Net asset value, beginning of period                          $ 22.56    $ 18.99    $ 16.21   $ 10.89   $ 15.10
                                                              -------    -------    -------   -------   -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.02)   $     -(a) $ (0.04)  $ (0.07)  $ (0.04)
 Net realized and unrealized gain (loss) on investments and
  foreign currency transactions                                  3.10       4.23       2.82      5.39     (4.17)
                                                              -------    -------    -------   -------   -------
  Net increase (decrease) from investment operations          $  3.08    $  4.23    $  2.78   $  5.32   $ (4.21)
Distributions to shareowners:
 Net investment income                                          (0.04)         -          -         -         -
 Net realized gain                                              (1.90)     (0.67)         -         -         -
Redemption fees                                                     -(a)    0.01          -         -         -
                                                              -------    -------    -------   -------   -------
Net increase (decrease) in net asset value                    $  1.14    $  3.57    $  2.78   $  5.32   $ (4.21)
                                                              -------    -------    -------   -------   -------
Net asset value, end of period                                $ 23.70    $ 22.56    $ 18.99   $ 16.21   $ 10.89
                                                              =======    =======    =======   =======   =======
Total return*                                                   14.08%     22.84%     17.15%    48.85%   (27.88)%
Ratio of net expenses to average net assets+                     2.52%      2.50%      2.45%     3.02%     2.98%
Ratio of net investment income (loss) to average net assets+    (0.06)%     0.02%     (0.26)%   (0.64)%   (0.93)%
Portfolio turnover rate                                            94%       117%       124%      169%       45%
Net assets, end of period (in thousands)                      $12,705    $ 9,375    $ 6,925   $ 3,652   $ 1,788
Ratios with no waiver of management fees and assumption of
 expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                    2.52%      2.80%      3.30%     4.03%     4.15%
 Net investment loss                                            (0.06)%    (0.28)%    (1.11)%   (1.65)%   (2.10)%
Ratios with waiver of management fees and assumption of
 expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                    2.50%      2.50%      2.44%     3.02%     2.97%
 Net investment income (loss)                                   (0.04)%     0.02%     (0.25)%   (0.64)%   (0.92)%

(a)  Amount rounds to less than $0.01 per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

                                                                                    Year        Year       8/11/04 (a)
                                                                                    Ended       Ended        to
Class Y                                                                            3/31/07     3/31/06     3/31/05
Net asset value, beginning of period                                               $  25.05    $  20.83    $ 17.40
                                                                                   --------    --------    -------
Increase from investment operations:
 Net investment income                                                             $   0.27    $   0.15    $  0.06
 Net realized and unrealized gain on investments and foreign currency
  transactions                                                                         3.56        4.87       3.37
                                                                                   --------    --------    -------
  Net increase from investment operations                                          $   3.83    $   5.02    $  3.43
Distributions to shareowners:
 Net investment income                                                                (0.31)      (0.13)
 Net realized gain                                                                    (1.90)      (0.67)         -
                                                                                   --------    --------    -------
Net increase in net asset value                                                    $   1.62    $   4.22    $  3.43
                                                                                   --------    --------    -------
Net asset value, end of period                                                     $  26.67    $  25.05    $ 20.83
                                                                                   ========    ========    =======
Total return*                                                                         15.72%      24.65%     19.71%
Ratio of net expenses to average net assets+                                           1.04%       1.06%      0.87%**
Ratio of net investment income to average net assets+                                  1.32%       1.09%      1.20%**
Portfolio turnover rate                                                                  94%        117%       124%
Net assets, end of period (in thousands)                                           $137,695    $100,225    $12,627
Ratios with no waiver of management fees and assumption of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                                          1.04%       1.21%      1.56%**
 Net investment income                                                                 1.32%       0.94%      0.51%**
Ratios with waiver of management fees and assumption of expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                                          1.04%       1.06%      0.87%**
 Net investment income                                                                 1.32%       1.09%      1.20%**

(a)  Class Y shares were first publicly offered on August 11, 2004.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $[ ]. Pioneer has agreed to pay 50% of the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Reorganization. The Pioneer Funds will each pay an equal portion of the remaining 50% of the costs incurred in connection with such Reorganization.

Revoking Proxies

     Each shareholder of your fund signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 19, 2007 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of your fund requesting a vote of its shareholders were outstanding:

Pioneer International Core Equity Fund    Shares Outstanding (as of July 19, 2007)
---------------------------------------- -----------------------------------------
Class A .........................        [           ]
Class B .........................        [           ]
Class C .........................        [           ]
Class Y .........................        [           ]

Other Business

     Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1(a). If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original meeting (in which case the Board of Trustees of your fund will set a new record date), your fund will give notice of the adjourned meeting to its shareholders.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. The Pioneer Funds are unaware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     As of May 31, 2007, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of May 31, 2007.

-------------------------------------------------------------------------------------------------------
                                                                        Number of
           Record Holder                             Share Class          Shares       Percent of Class
-------------------------------------------------------------------------------------------------------
Pioneer International Core Equity Fund
-------------------------------------------------------------------------------------------------------
Amvescap National Trust Company                        Class A        1,711,345.559           50.28%
As Agent For AmSouth Bank
FBO AmSouth Thrift Plan
P.O. Box 105779
Atlanta, GA 30348-5779
-------------------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of                         Class B           39,188.763            7.80%
its customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
First Clearing, LLC                                    Class C           35,680.931           15.64%
1750 Walton Road
Blue Bell, PA 19422-2303
-------------------------------------------------------------------------------------------------------
Kenneburt & Company                                    Class Y        7,948,212.038           30.08%
FBO ASO Trust
Attn: Mutual Fund Operations
P.O. Box 12365
Birmingham, AL 35202-2365
-------------------------------------------------------------------------------------------------------
Kenneburt & Company                                                   4,177,709.314           15.81%
FBO ASO Trust
Attn: Mutual Fund Operations
P.O. Box 12365
Birmingham, AL 35202-2365
-------------------------------------------------------------------------------------------------------
Kenneburt & Company                                                  14,031,050.880           53.10%
FBO ASO Trust
Attn: Mutual Fund Operations
P.O. Box 12365
Birmingham, AL 35202-2365
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                                                        Number of
           Record Holder                             Share Class          Shares       Percent of Class
-------------------------------------------------------------------------------------------------------
Pioneer International Equity Fund
-------------------------------------------------------------------------------------------------------
MLPF&S for the sole benefit of                         Class B           40,786.258         5.73%
its customers
Mutual Fund Administration
4800 Deer Lake Drive East 2nd Fl.
Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.                                            44,331.466         6.22%
Attn: Peter Booth
333 West 34th Street, 7th Fl.
New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.                          Class C           37,803.860         7.11%
Attn: Peter Booth
333 West 34th Street, 7th Fl.
New York, NY 10001-2402
-------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                           Class Y        1,074,136.805        21.89%
As Custodian for its Customer
Attn Investment Funds Global Distribution Center
525 Washington Blvd.
Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                                            517,734.986        10.55%
As Custodian for its Customer
Attn Investment Funds Global Distribution Center
525 Washington Blvd.
Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                                            883,091.840        17.99%
As Custodian for its Customer
Attn Investment Funds Global Distribution Center
525 Washington Blvd.
Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                                          1,290,338.581        26.29%
As Custodian for its Customer
Attn Investment Funds Global Distribution Center
525 Washington Blvd.
Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------
Brown Brothers Harriman & Co                                            970,371.237        19.77%
As Custodian for its Customer
Attn Investment Funds Global Distribution Center
525 Washington Blvd.
Jersey City, NJ 07310-1692
-------------------------------------------------------------------------------------------------------

                                     EXPERTS

     The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements of each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The information for the semi-annual period ended January 31, 2007 for Pioneer International Core Equity Fund has not been audited.

                              AVAILABLE INFORMATION

     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292.

     Each Pioneer Fund's statement of additional information and shareholder reports are available free of charge on the Pioneer Funds' website at www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Visit our website www.pioneerinvestments.com

     Each Pioneer Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Pioneer Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

            EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 10th day of September, 2007, by and between Pioneer International Equity Fund, a Delaware statutory trust (the "Acquiring Trust"), on behalf of its sole series, Pioneer International Equity Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Series Trust IV, a Delaware statutory trust (the "Acquired Trust"), on behalf of its series, Pioneer International Core Equity Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the Acquired Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the Acquiring Trust and the Acquired Trust have determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Acquired Fund in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

          (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the Acquired Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall compute the NAV per Acquiring Fund Share in the manner set forth in the Acquiring Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Acquired Trust's Agreement and Declaration of Trust, or By-laws, and the Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be September 21, 2007, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Acquired Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Acquired Trust's records by such officers or one of the Acquired Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the Acquired Fund to the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Acquired Fund is a series of the Acquired Trust. The Acquired Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquired Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Acquired Trust a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Acquired Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the Acquired Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Trust to which the Acquired Fund is a party or by which the Acquired Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. Neither the Acquired Trust nor the Acquired Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

          (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

          (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2006, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

          (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended January 31, 2007, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

          (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

                   (B) Within the times and in the manner prescribed by law,
              the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

                   (C) The Acquired Fund has timely paid, in the manner
              prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

                   (D) All Tax Returns filed by the Acquired Fund constitute
              complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

                   (E) The Acquired Fund has not waived or extended any
              applicable statute of limitations relating to the assessment or collection of Taxes;

                   (F) The Acquired Fund has not been notified that any
              examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

                   (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

                   (H) The unpaid Taxes of the Acquired Fund for tax periods
              through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

                   (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of
              Section 6662 of the Code;

                   (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law);
              (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date;
              (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

                   (K) The Acquired Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquired Fund Representation Certificate to be delivered pursuant to paragraph 7.4;

                   (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

                   (M) The Tax bases of the assets of the Acquired Fund are
              accurately reflected on the Acquired Fund's Tax books and records; and

                   (N) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

     (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

     (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired

Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

     (k) The Acquired Fund has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

     (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund or the Acquired Fund of the transactions contemplated by this Agreement;

     (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

     (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

     (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquired Fund with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (s) The tax representation certificate to be delivered by Acquired Trust, on behalf of the Acquired Fund, to the Acquiring Fund and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Acquired Fund, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

     (a) The Acquiring Fund is the sole series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

     (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

     (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

     (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

     (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

     (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. Neither the Acquiring Fund nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

     (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended March 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

     (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

     (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

          (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

          (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

          (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

          (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

          (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

          (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

          (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

          (I) The Acquiring Fund has delivered to Acquired Fund or made available to Acquired Fund complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

          (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

          (K) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund Tax Representation Certificate to be delivered pursuant to paragraph 6.3;

          (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

          (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records.

     (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

     (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

     (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

     (n) The information to be furnished in writing by the Acquiring Trust, on behalf of the Acquiring Fund, or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

     (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

     (p) The Acquiring Trust currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Trust currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Trust complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Trust have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

     (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

     (r) The tax representation certificate to be delivered by the Acquiring Fund to the Acquired Fund and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The Acquired Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Acquired Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Acquired Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Acquired Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Acquired Fund.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the Acquired Fund and the Acquiring Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of
Section 368(a)(1)(D) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the Acquired Trust on the Closing Date a certificate of the Acquiring Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the Acquired Trust shall reasonably request;

     6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     6.4 The Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Acquired Trust, on behalf of the Acquired Fund, shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Trust.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Acquired Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Acquired Trust's Treasurer or Assistant Treasurer;

     7.3 The Acquired Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the Acquired Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the Acquired Trust, concerning certain tax-related matters with respect to the Acquired Fund; and

     7.5 The Board of Trustees of the Acquired Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the Acquired Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the Acquired Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code.

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by Pioneer Investment Management, Inc. that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the proxy statement and solicitation expenses).

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the Acquired Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Acquired Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

          (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

          (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

          (d) by resolution of the Acquired Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

          (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2007 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Acquired Trust or the Acquired Fund, or the trustees or officers of the Acquired Trust or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the Acquired Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund and the Acquiring Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the Acquired Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration and the Acquired Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the Acquired Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the Acquired Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the Acquiring Trust's Declaration and the Acquired Trust's Declaration of Trust, respectively.

                  [Remainder of page left blank intentionally.]

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                  PIONEER SERIES TRUST IV,
                                         on behalf of its series,
                                         PIONEER INTERNATIONAL CORE EQUITY
FUND


By: -----------------------------------  By: -----------------------------------
Name: Christopher J. Kelley              Name:  [     ]
Title: Assistant Secretary               Title: [     ]

Attest:                                  PIONEER INTERNATIONAL EQUITY FUND,
                                         on behalf of its series,
                                         PIONEER INTERNATIONAL EQUITY FUND


By: -----------------------------------  By: -----------------------------------
Name: Christopher J. Kelley              Name:  [     ]
Title: Assistant Secretary               Title: [     ]

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE
-------------------------------------------------------------------------------

PIONEER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of March 31, 2007)

               Net Asset      Public Offering
Period        Value (NAV)       Price (POP)
10 Years          6.72%             6.09%
5 Years          13.14%            11.82%
1 Year           15.11%             8.48%

Expense Ratio
(Per prospectus dated August 1, 2006)

                  Gross               Net
                  2.08%              1.60%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                       Equity Fund             Index
3/97                      $ 9,425               $10,000
3/98                      $11,436               $11,893
3/99                      $10,605               $12,650
3/00                      $15,761               $15,863
3/01                      $10,252               $11,791
3/02                      $ 9,741               $10,871
3/03                      $ 7,113               $ 8,338
3/04                      $10,725               $13,186
3/05                      $12,662               $15,229
3/06                      $15,691               $19,026
3/07                      $18,061               $22,962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/08 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

PIONEER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of March 31, 2007)

                   If                 If
Period            Held             Redeemed
10 Years          5.77%              5.77%
5 Years          12.11%             12.11%
1 Year           14.04%             10.04%

Expense Ratio
(Per prospectus dated August 1, 2006)

                  Gross               Net
                  2.91%              2.50%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                       Equity Fund             Index
3/97                       $10,000              $10,000
3/98                       $12,033              $11,893
3/99                       $11,048              $12,650
3/00                       $16,285              $15,863
3/01                       $10,508              $11,791
3/02                       $ 9,898              $10,871
3/03                       $ 7,161              $ 8,338
3/04                       $10,693              $13,186
3/05                       $12,511              $15,229
3/06                       $15,370              $19,026
3/07                       $17,528              $22,962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

PIONEER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of March 31, 2007)

                   If                 If
Period            Held             Redeemed
10 Years          5.63%              5.63%
5 Years          12.00%             12.00%
1 Year           14.08%             14.08%

Expense Ratio
(Per prospectus dated August 1, 2006)

                  Gross               Net
                  2.80%              2.50%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                       Equity Fund             Index
3/97                       $10,000             $10,000
3/98                       $12,016             $11,893
3/99                       $11,033             $12,650
3/00                       $16,234             $15,863
3/01                       $10,470             $11,791
3/02                       $ 9,817             $10,871
3/03                       $ 7,080             $ 8,338
3/04                       $10,538             $13,186
3/05                       $12,345             $15,229
3/06                       $15,165             $19,026
3/07                       $17,300             $22,962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 8/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

PIONEER INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 3/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of March 31, 2007)

                   If                 If
Period            Held             Redeemed
10 Years          6.90%              6.90%
5 Years          13.52%             13.52%
1 Year           15.72%             15.72%

Expense Ratio
(Per prospectus dated August 1, 2006)

                  Gross               Net
                  1.21%              1.21%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                       Equity Fund             Index
3/97                       $10,000             $10,000
3/98                       $12,136             $11,893
3/99                       $11,254             $12,650
3/00                       $16,725             $15,863
3/01                       $10,879             $11,791
3/02                       $10,337             $10,871
3/03                       $ 7,548             $ 8,338
3/04                       $11,381             $13,186
3/05                       $13,508             $15,229
3/06                       $16,838             $19,026
3/07                       $19,485             $22,962

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Y shares reflects in NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher then those of Class Y shares, the performance shown for Class Y shares prior to their inception would have been higher. Class Y shares are not subject to sales charge and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far
East) Index is a commonly used measure of international growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and unlike Fund returns, do not reflect any fees, expenses or sales charge. You cannot invest directly in an index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER INTERNATIONAL EQUITY FUND 3/31/07

The global economy prospered during Pioneer International Equity Fund's most recent fiscal year -- exceeding analysts' expectations. Solid economic growth and rising corporate profits contributed to favorable performance across Europe and the emerging markets in particular, as lead portfolio manager Christopher Smart discusses in the following interview.

Q: How did international markets perform during the 12 months ended March 31, 2007?

A: Very well, surpassing U.S. stocks by a wide margin for the fiscal year despite a pullback last spring, when investors began to questioned the pace of economic growth. Inflation fears -- particularly in response to high oil prices -- and rising global interest rates stalled the rally. A decelerating U.S. housing market and the Chinese government's efforts to restrain its explosive economy added to the uncertainty. Emerging stock markets bore the brunt of the decline last May. International stocks recovered nicely through the summer, as it became clear that the Federal Reserve Board would pause after raising short-term interest rates for two and a half years.

     In the first quarter of 2007, it became clear that slower growth in the United States would cede leadership of the global economy to faster growth in Europe and many emerging markets. International equities, measured by the Morgan Stanley Capital International (MSCI) EAFE Index, posted a healthy gain of 4.2% for first quarter 2007, handily outperforming a flat U.S. market. And this came in spite of a sharp drop -- roughly 4.5% -- in the last week of February on concerns over new investment regulations in China.

Q:   How did the Fund perform in this environment?

A: For the 12 months ended March 31, 2007, Pioneer International Equity Fund's Class A shares produced a total return of 15.11% at net asset value. In comparison, the average return for the 208 International Large-Cap Core funds in its Lipper category was 17.32%. MSCI EAFE Index rose 20.69% for the same period.

     Despite a year of strong absolute performance for the Fund, there were a few notable detractors that contributed to its underperformance relative to the benchmark index and the average return for its peer group. The Fund's investments in the information technology sector proved disappointing. In particular, the enterprise software vendor SAP (Germany) reported weaker sales growth in the United States and Asia. Some key European stocks also took a toll on performance. Royal Dutch Shell (Netherlands) lost ground as a result of weaker oil prices and production problems in Nigeria. Another Dutch company, Buhrmann NV, a distributor of office supplies and equipment, also struggled. Management is in the process of restructuring the company, which contributed to what we view as a temporary decline in revenues during the fourth quarter of 2006 as they implement the restructuring.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: Japanese stocks struggled in the first half of the fiscal year. Did they recover in the second half?

A: Yes, to a degree, but Japanese stocks failed to keep pace with the benchmark for the 12-month period. The performance of the Fund's investments in Japan was mixed. JFC Holding, a steel producer, saw profits climb in response to higher prices for its product over the reporting period. Mitsui Fudosan, a real estate developer, profited from the rise in land prices in Tokyo. In contrast, Mitsubishi UFJ Financial Group saw profits decline 6% in 2006 as business suffered during the integration of two Japanese banking giants.

Q:   Why did European stocks contribute so strongly to performance?

A: Major European economies continued to expand, while corporations on the continent reported generally good profit growth, with many companies raising their stock dividend payments to shareholders. The improvement extended to Germany, which had lagged other European national economies in recent years. Inflationary pressures remained subdued, while short-term interest rates continued to be relatively moderate and liquidity in the capital markets remained favorable -- even after the European Central Bank raised rates during the period. Heightened merger-and-acquisition activity and the presence of many private equity funds gave further support to the markets.

     Our selections in diversified financials were significant contributors to performance, particularly Credit Suisse Group (Switzerland) and Royal Bank of Scotland Group. In Germany, the electric utility provider E.On saw strong revenue growth as a result of its efforts to increase market share by acquiring other utilities.

Q: Despite a pullback in the spring of 2006 and a sharp decline this past February, the emerging markets performed quite well. What contributed to this momentum?

A: Emerging markets continued to build on the impressive rally that has been in place since the fourth quarter of 2002. An extremely favorable environment of solid growth, stable interest rates, a strong appetite for risk among investors, and abundant liquidity in the world financial system have provided a firm foundation for performance. Developments within the asset class itself have been equally positive. Fiscal restraint by emerging market governments has resulted in lower debt, falling interest rates, and in many cases, budget surpluses. On the corporate level, robust profit growth and the spread of shareholder-friendly management practices continue to be important themes. These developments, in turn, have led to increased confidence and rising participation among overseas investors. Additionally, robust economic growth has led to the growth of a middle class -- along with rising consumer spending -- in countries that in the past relied solely on exports to fuel their economies.

     The Fund's performance was especially helped by its exposure to Russia, China and Brazil. Three holdings stand out. With the increased prosperity, Mobile Telesystems, a provider of wireless telecommunications services, gained new users across Russia and beyond its borders in Ukraine and Kazakhstan. China Life Insurance benefited from the increased demand from China's largely underinsured citizens for its products. Finally, Unibanco, Brazil's third largest bank, is benefiting from a continued acceleration of consumer spending and growth in its credit card business and consumer lending operations.

Q:   What is your outlook for the coming months?

A: We remain optimistic that growth in continental Europe, Japan and the emerging markets can offset much of the slowdown in the United States, at least as long as America's unemployment rate is subdued and wages are growing. Earnings prospects and stock valuations abroad look attractive even if the immediate weeks bring more volatility with the headlines from the Middle East and the financial reports of U.S. homebuilders or the sub-prime mortgage lending market.

     While we do not expect European stock markets to repeat their robust results for 2005 and 2006, we continue to have a positive outlook. European stocks remain reasonably priced, and dividends are very competitive, even if earnings growth rates should decelerate. European equities remain competitively valued compared to other asset classes, and the corporate sector generally is in solid financial shape, with healthy cash flows, strong balance sheets and reasonable debt. We continue to see good potential for growth in Japan, given the improvement in domestic spending -- a sign of rising consumer confidence. On the corporate level, companies have a lot of money on their balance sheets to invest in new factories and other infrastructure projects.

     There is always a degree of risk with investing in emerging markets, but we believe the long-term outlook remains favorable due to the continued improvements in their fundamentals. The rapid improvements in government finances, corporate governance practices, and political stability are all keys to the emerging markets' outperformance in recent years, and we expect that these improvements will continue in the years ahead. The result is that the asset class may be more resilient to external shocks than it has been in the past. In short, we believe the inevitable declines that periodically occur in emerging market stocks should not obscure the positive, longer-term story that continues to unfold.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTERNATIONAL CORE EQUITY FUND
-------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS A SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of July 31, 2006)

                     Net Asset      Public Offering
Period              Value (NAV)       Price (POP)
Life-of-Class
(8/18/97)               6.98%             6.27%
5 Years                12.92%            11.59%
1 Year                 21.13%            14.18%

Performance of a $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
8/97                       $ 9,425             $10,000
                           $10,907             $11,426
7/99                       $11,327             $12,571
                           $12,219             $13,736
7/01                       $ 9,700             $10,792
                           $ 7,983             $ 8,994
7/03                       $ 8,889             $ 9,602
                           $11,814             $12,050
7/05                       $14,701             $14,649
7/06                       $17,807             $18,240

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class A shares of the Fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS B SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of July 31, 2006)

                         If               If
Period                  Held           Redeemed
Life-of-Class
(2/2/99)                6.65%            6.65%
5 Years                12.13%           12.13%
1 Year                 19.92%           15.92%

Performance of a $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
2/99                       $10,000             $10,000
                           $11,289             $11,012
7/00                       $12,080             $12,033
                           $ 9,513             $ 9,454
7/02                       $ 7,774             $ 7,879
                           $ 8,638             $ 8,412
7/04                       $11,386             $10,557
                           $14,064             $12,833
7/06                       $16,865             $15,978

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class B shares of the Fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS C SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of July 31, 2006)

                         If              If
Period                  Held          Redeemed
Life-of-Class
(2/2/99)*               6.71%           6.71%
5 Years                12.22%          12.22%
1 Year                 20.41%          20.41%

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Performance of a $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
2/99                       $10,000             $10,000
                           $11,289             $11,012
7/00                       $12,080             $12,033
                           $ 9,513             $ 9,454
7/02                       $ 7,774             $ 7,879
                           $ 8,638             $ 8,412
7/04                       $11,386             $10,557
                           $14,064             $12,833
7/06                       $16,935             $15,978

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

The performance of the Class C shares is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 7/31/06                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of July 31, 2006)

                         If               If
Period                  Held           Redeemed
Life-of-Class
(8/18/97)               7.13%            7.13%
5 Years                13.18%           13.18%
1 Year                 21.49%           21.49%

Performance of a $10,000 Investment

The mountain chart below shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
8/97                       $10,000             $10,000
                           $11,572             $11,426
7/99                       $12,018             $12,571
                           $12,969             $13,736
7/01                       $10,310             $10,792
                           $ 8,507             $ 8,994
7/03                       $ 9,505             $ 9,602
                           $12,643             $12,050
7/05                       $15,769             $14,649
7/06                       $19,144             $18,240

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER INTERNATIONAL CORE EQUITY FUND 7/31/06

Despite a slump at the end of the period, international markets performed well during the 12 months ending July 31, 2006, as persistent economic growth throughout the world helped advance the prospects of many foreign companies. Growth was especially strong in Japan and the emerging markets, while European economies, most notably Germany, benefited from rising consumption and increasing investment. In the following interview, Christopher Smart, Director of International Investment at Pioneer, discusses the markets and the factors that affected performance during the 12 months. Mr. Smart oversees the daily management of the Fund.

Q:   How did the Fund perform during the 12 months ending July 31, 2006?

A: Pioneer International Core Equity Fund Class A shares had a total return of 21.13%, at net asset value, for the period. During the same time, the MSCI EAFE Index, a benchmark for investing in stocks in foreign developed nations, gained 24.51%, while the average return of the 120 funds in Lipper's International Multi-Cap Value category was 23.25%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal issues affecting the Fund's performance during the 12 months?

A: After taking over responsibility for the former AmSouth International Equity Fund in September 2005, we at Pioneer Investment Management gradually re-positioned the Fund to bring it more in line with our traditional emphasis on fundamental research. While we focused on the fundamental characteristics of investments and worked to minimize the tax consequences for shareholders from portfolio turnover, we reduced the number of holdings significantly to about 125. As part of our investment process, which is supported by investment professionals in Boston, Dublin and Singapore, we make allocations by country and region, considering factors such as growth rates and interest rates. Within each region or country, we look at opportunities in stock markets, considering which companies are best positioned to take advantage of global as well as local trends in economic activity and interest-rate changes.

     During a period when foreign stock markets generally produced healthy returns, Japan's market did particularly well early in the fiscal year as that country pulled out of its 10-year recession. After taking over the Fund, we decided to emphasize Japan. We were attracted by the improving prospects of Japanese companies, which benefited from strong demand for exports, rising consumer activity within Japan, and higher real estate prices, which reinforced optimism about the country's economic health. We also increased exposure to emerging markets, which are not included in the MSCI EAFE Index, to take advantage of the growth opportunities and attractive prices in those markets. At the end of the period, approximately 8% of Fund assets were invested in the emerging markets. As we emphasized Japan and emerging markets, we underweighted Europe.

Q:   What types of investments most influenced Fund results?

A: Our emphases on Japan and the emerging markets tended to help Fund performance for most of the period until those markets suffered a correction in stock prices, beginning in mid-May. As a consequence, the overweighting of Japanese and emerging market stocks tended to detract from results for the entire period as well as for the final two months.

     While the Fund's overall emerging market exposure hurt results in the final weeks of the fiscal year, the Fund did enjoy strong performance from several positions. Our investments in China did well, led by China Life, whose stock price more than doubled. In addition, our position in the South Korean ship-building industry helped, as companies benefited from strong demand for new oil and natural gas tankers in the wake of the rising prices of energy commodities. Investments in Brazil and Turkey were affected particularly by the downdraft in emerging markets late in the fiscal year.

     In Japan, two standout performers were Daiichi Sankyo, a pharmaceutical company, and Mistui Fudosan, a real estate developer. Daaichi Sankyo performed well as operations of two formerly independent companies, Daaichi and Sankyo, were merged, resulting in lower costs and an expanded customer network. Mitsui Fudosan benefited from increased demand for housing in Tokyo as well as rising real property values.

     European holdings that produced healthy gains included Roche Holdings, a Swiss-based pharmaceutical company, and BNP Paribas, a French-based financial institution. Roche benefited from rising demand for its products, especially Tamiflu, a flu vaccine. Meanwhile, BNP Paribas delivered solid earnings growth, helped by its recent restructuring and acquisitions.

     However, two telecommunications services companies, France Telecom and Vodafone, which is based in the United Kingdom, declined during the period in which the industry was affected by increasing competition in Europe.

Q:   What is your investment outlook?

A: Despite the decline late in the fiscal year, we remain optimistic about opportunities in Japan and the emerging markets. We think the Japanese economy will continue to recover and we are finding a number of attractive companies in which to invest. We believe growth in the emerging markets should continue to exceed the growth in Europe, Japan or the United States, while company stocks are selling at a 25% discount to the stock valuations in more developed nations. While the risks in emerging markets are inevitably higher, we think there is less risk than in the past, as emerging market companies tend to have less debt than they did during earlier economic cycles.

     We believe global economic growth may be starting to decelerate, especially in the face of rising interest rates, but we view any slowing as evidence of a normal mid-cycle correction rather than as a sign of a more serious problem. Even in a slowing environment, we are seeing attractive opportunities across different foreign markets.

     We continue to believe international investments offer an important element of diversification for the investment portfolios of individuals.

     Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS A SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of January 31, 2007)

                     Net Asset       Public Offering
Period              Value (NAV)        Price (POP)
Life-of-Class
(8/18/97)               7.94%             7.27%
5 Years                19.12%            17.72%
1 Year                 15.28%             8.65%

Expense Ratio
(As of November 6, 2006)

                        Gross              Net
                        1.58%             1.58%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
8/97                       $ 9,425             $10,000
                           $ 9,679             $10,190
1/99                       $10,252             $11,691
                           $12,150             $13,978
1/01                       $11,601             $12,834
                           $ 8,362             $ 9,581
1/03                       $ 7,294             $ 8,178
                           $11,700             $12,044
1/05                       $14,233             $14,071
                           $17,399             $17,347
1/07                       $20,058             $20,873

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth International Equity Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS B SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of January 31, 2007)

Period                If Held       If Redeemed
Life-of-Class
(2/2/99)                7.76%           7.76%
5 Years                18.29%          18.29%
1 Year                 14.21%          10.95%

Expense Ratio
(As of November 6, 2006)

                        Gross            Net
                        2.48%           2.48%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
2/99                       $10,000             $10,000
                           $12,061             $12,245
1/01                       $11,426             $11,243
                           $ 8,170             $ 8,393
1/03                       $ 7,092             $ 7,164
                           $11,314             $10,551
1/05                       $13,656             $12,327
                           $16,569             $15,196
1/07                       $18,924             $18,286

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class B shares of the Fund includes the performance of AmSouth International Equity Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS C SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of January 31, 2007)

Period                If Held         If Redeemed
Life-of-Class
(2/2/99)*               7.83%             7.83%
5 Years                18.41%            18.41%
1 Year                 14.44%            14.44%

Expense Ratio
(As of November 6, 2006)

                        Gross              Net
                        2.50%             2.50%

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
2/99                       $10,000             $10,000
                           $12,061             $12,245
1/01                       $11,426             $11,243
                           $ 8,170             $ 8,393
1/03                       $ 7,092             $ 7,164
                           $11,314             $10,551
1/05                       $13,656             $12,327
                           $16,616             $15,196
1/07                       $19,016             $18,286

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. The performance of the Class C shares of the Fund is based upon the performance of AmSouth International Equity Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/07 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PIONEER INTERNATIONAL CORE EQUITY FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 1/31/07                                        CLASS Y SHARES
--------------------------------------------------------------------------------

Average Annual Total Returns
(As of January 31, 2007)

Period               If Held          If Redeemed
Life-of-Class
(8/18/97)              8.12%              8.12%
5 Years               19.42%             19.42%
1 Year                15.69%             15.69%

Expense Ratio
(As of November 6, 2006)

                       Gross               Net
                       1.23%              1.23%

Performance of a $10,000 Investment

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Core Equity Fund, compared to that of the Morgan Stanley Capital International (MSCI) EAFE Index.

[THE FOLLOWING DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                  Pioneer International      MSCI EAFE
                    Core Equity Fund           Index
8/97                       $10,000             $10,000
                           $10,269             $10,190
1/99                       $10,877             $11,691
                           $12,885             $13,978
1/01                       $12,318             $12,834
                           $ 8,898             $ 9,581
1/03                       $ 7,785             $ 8,178
                           $12,512             $12,044
1/05                       $15,247             $14,071
                           $18,681             $17,347
1/07                       $21,613             $20,873

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the fund includes the performance of AmSouth International Equity Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer International Core Equity Fund was created through the reorganization of AmSouth International Equity Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER INTERNATIONAL CORE EQUITY FUND 1/31/07

International stocks staged a strong rally during the six months ended January 31, 2007, as investor confidence grew in the durability of the global economic expansion. At the same time, worries about inflationary pressures and rising interest rates dissipated as commodity prices started to recede. In the following interview, Christopher Smart, Director of International Investment at Pioneer, discusses the markets and the factors that affected performance of Pioneer International Core Equity Fund during the six months. Mr. Smart oversees the daily management of the Fund.

Q:   How did the Fund perform during the six months ended January 31, 2007?

A: Pioneer International Core Equity Fund Class A shares had a total return of 12.64%, at net asset value, for the period. During the same six months, the MSCI EAFE Index, the Fund's benchmark, rose 14.44%, while the average return of the 120 funds in Lipper's International Multi-Cap Value category was 14.82%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What were the principal factors that affected the Fund's performance during the period?

A: The six months offered a generally good environment for investing in foreign stocks. Elevated inflation and interest-rate concerns, which had roiled the market in May and June 2006, faded in the summer as investors became less worried about rising prices of commodities. At the same time, evidence accumulated that the slump in the U.S. housing market was not likely to be a significant drag on the global economy. Instead, the worldwide economy grew at a healthy pace and corporations continued to improve their profits. The Fund benefited from this favorable environment. In addition, our allocation to emerging markets tended to support results. However, our overweight position in Japan, which underperformed other industrialized market for the six months, held back performance, as did some stock selections in Europe.

Q:   What were your principal strategies, and how did they influence results?

A: While we make allocations to regions, based on macroeconomic factors such as growth rates and interest-rate trends, our strategy relies principally on stock selection based upon the fundamental research of our analysts in Boston, Dublin and Singapore. We emphasized Japan because of the continuing recovery in the economy and the generally solid balance sheets of Japanese corporations. We believe Japanese companies are well positioned to increase investments in their industrial capacity at the same time that consumers are regaining confidence and increasing spending. While our selections in Japan outperformed the Japanese market, that market's returns substantially lagged results in Europe and emerging markets. Although our emphasis on Japan detracted from results during the six months, we continued to favor the longer-term potential in Japan because of the anticipated increases in both corporate capital investments and personal consumer spending. Among the Japanese holdings that underperformed during the period were Komatsu, the heavy equipment manufacturer, and Sumitomo, a conglomerate. Komatsu's share price declined because of worries that it would be adversely affected by the slump in U.S. housing, even though the company continued to do well in the Chinese market. Sumitomo's earnings were held back by declining profits in its chemical business. One Japanese holding that performed particularly well was Mitsui Fudosan, a real estate firm that benefited from strong demand in the Tokyo area.

     In Europe, several financial services holdings performed particularly well, including Credit Suisse Group and BNP Paribas of France. Credit Suisse's stock returned more than 25% in the six months, based on strong results in its investment banking and asset management businesses, while BNP Paribas gained on improved results throughout its business, particularly in investment banking. Selections in the health care sector tended to detract from results. U.K.-based AstraZeneca was a particular disappointment, as investors worried about the effects of several patent challenges, including over Nexium, a highly profitable drug for treatment of gastrointestinal problems. Statoil, the Norwegian energy exploration and production company, also held back results. It was hurt by declining oil prices in the final months of 2006.

     Our exposure to emerging markets, which averaged about 10% of portfolio assets, generally helped. Within the emerging markets, our exposure to the Russian and Brazilian markets supported performance, but our positions in South Korea tended to detract from results. Unibanco, a major Brazilian banking corporation, benefited from strong growth in its consumer lending business, while Mobile

     TeleSystems was the leading performer among our Russian holdings. In South Korea, Kookmin Bank's share price fell after an anticipated acquisition fell through, while Daewoo Shipbuilding declined because of concerns about its pipeline of new orders.

Q:   What is your investment outlook?

A: We remain reasonably optimistic about opportunities in foreign equity markets, even after the strong performance they delivered in 2006. In Europe, for example, the major economies are showing strong growth trends, while company stocks still are trading at reasonable valuations. In Japan, meanwhile, we continue to see opportunities arising both from increased corporate capital spending and improved consumer confidence. In emerging markets such as Brazil and Russia, the outlook remains favorable, with many growing companies trading at stock prices significantly below those of comparable companies in developed markets.

     Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                                                   20976-00-0607

                        PIONEER INTERNATIONAL EQUITY FUND
                                 60 State Street
                           Boston, Massachusetts 02109

                       STATEMENT OF ADDITIONAL INFORMATION

                                  ______, 2007

         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated ______, 2007) which covers Class A, Class B, Class C and Class Y shares of Pioneer International Equity Fund to be issued in exchange for corresponding shares of Pioneer International Core Equity Fund, a series of Pioneer Series Trust IV. Please retain this Statement of Additional Information for further reference.

         The Prospectus is available to you free of charge (please call 1-800-225-6292).

INTRODUCTION...................................................................2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE...............................2
ADDITIONAL INFORMATION ABOUT PIONEER INTERNATIONAL EQUITY FUND.................2
         FUND HISTORY..........................................................2
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................2
         MANAGEMENT OF THE FUND................................................3
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................3
         INVESTMENT ADVISORY AND OTHER SERVICES................................3
         PORTFOLIO MANAGERS....................................................3
         BROKERAGE ALLOCATION AND OTHER PRACTICES..............................3
         CAPITAL STOCK AND OTHER SECURITIES....................................3
         PURCHASE, REDEMPTION AND PRICING OF SHARES............................3
         TAXATION OF THE FUND..................................................3
         UNDERWRITERS..........................................................3
         CALCULATION OF PERFORMANCE DATA.......................................3
         FINANCIAL STATEMENTS..................................................4
ADDITIONAL INFORMATION ABOUT PIONEER INTERNATIONAL CORE EQUITY FUND............4
         FUND HISTORY..........................................................4
         DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS......................4
         MANAGEMENT OF THE FUND................................................4
         CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................4
         INVESTMENT ADVISORY AND OTHER SERVICES................................4
         PORTFOLIO MANAGERS....................................................4
         BROKERAGE ALLOCATION AND OTHER PRACTICES..............................4
         CAPITAL STOCK AND OTHER SECURITIES....................................4
         PURCHASE, REDEMPTION AND PRICING OF SHARES............................5
         TAXATION OF THE FUND..................................................5
         UNDERWRITERS..........................................................5
         CALCULATION OF PERFORMANCE DATA.......................................5
         FINANCIAL STATEMENTS..................................................6

                                  INTRODUCTION

         This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated ______, 2007 (the "Proxy Statement and Prospectus") relating to the proposed reorganization of Pioneer International Core Equity Fund, a series of Pioneer Series Trust IV, into Pioneer International Equity Fund, and in connection with the solicitation by the management of Pioneer Series Trust IV of proxies to be voted at the special meeting of shareholders of Pioneer International Core Equity Fund to be held on September 18, 2007.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

         The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer International Equity Fund's Statement of Additional Information for Class A, B, C, Y and Investor Class shares, dated August 1, 2006 ("Pioneer International Equity Fund's SAI") (File Nos. 333-09079; 811-07733), as filed with the Securities and Exchange Commission on July 27, 2006 (Accession No. 0001019290-06-000024) is incorporated herein by reference.

2. Pioneer International Equity Fund's Annual Report for the fiscal year ended March 31, 2007 (File No. 811-07733), as filed with the Securities and Exchange Commission on May 30, 2007 (Accession No.
         0001174520-07-000028) is incorporated herein by reference.

3. Pioneer International Core Equity Fund's Statement of Additional Information for Class A, B, C and Y shares, dated November 6, 2006 ("Pioneer International Core Equity Fund's SAI") (File Nos. 333-126384; 811-21781), as filed with the Securities and Exchange Commission on November 6, 2006 (Accession No. 0001331854-06-000044) is incorporated herein by reference.

4. Pioneer International Core Equity Fund's Annual Report for the fiscal year ended July 31, 2006 (File No. 811-21781), as filed with the Securities and Exchange Commission on October 2, 2006 (Accession No. 0001288255-06-000011) is incorporated herein by reference.

5. Pioneer International Core Equity Fund's Semi Annual Report filed on March 30, 2007 (File No. 811-21781), as filed with the Securities and Exchange Commission on October 2, 2006 (Accession No.
         0000831120-07-000003) is incorporated herein by reference.

6. Pro forma financial statements for the combined Pioneer International Core Equity Fund and Pioneer International Equity Fund as of March 31, 2007

                          ADDITIONAL INFORMATION ABOUT
                        PIONEER INTERNATIONAL EQUITY FUND

FUND HISTORY

         For additional information about Pioneer International Equity Fund generally and its history, see "Fund History" in Pioneer International Equity Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Pioneer International Equity Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer International Equity Fund's SAI.

MANAGEMENT OF THE FUND

         For additional information about Pioneer International Equity Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer International Equity Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information, see "Annual Fee, Expense and Other Information - Share Ownership" in Pioneer International Equity Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer International Equity Fund's SAI.

PORTFOLIO MANAGERS

         For addition information, see "Portfolio Management" in Pioneer International Equity Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about the Pioneer International Equity Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer International Equity Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer International Equity Fund, see "Description of Shares" in Pioneer International Equity Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of Pioneer International Equity Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer International Equity Fund's SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in Pioneer International Equity Fund, see "Tax Status" in Pioneer International Equity Fund's SAI.

UNDERWRITERS

         For additional information about the Pioneer International Equity Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in Pioneer International Equity Fund's SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer International Equity Fund, see "Investment Results" in Pioneer International Equity Fund's SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in Pioneer International Equity Fund's SAI.

                          ADDITIONAL INFORMATION ABOUT
                     PIONEER INTERNATIONAL CORE EQUITY FUND

FUND HISTORY

         For additional information about Pioneer International Core Equity Fund generally and its history, see "Fund History" in Pioneer International Core Equity Fund's SAI.

DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

         For additional information about Pioneer International Core Equity Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer International Core Equity Fund's SAI.

MANAGEMENT OF THE FUND

         For additional information about Pioneer International Core Equity Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer International Core Equity Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         For additional information, see "Annual Fee, Expense and Other Information - Share Ownership" in Pioneer International Core Equity Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

         For additional information, see "Investment Adviser," "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer International Core Equity Fund's SAI.

PORTFOLIO MANAGERS

         For addition information, see "Portfolio Management" in Pioneer International Core Equity Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

         For additional information about the Pioneer International Core Equity Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer International Core Equity Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES

         For additional information about the voting rights and other characteristics of shares of beneficial interest of Pioneer International Core Equity Fund, see "Description of Shares" in Pioneer International Core Equity Fund's SAI.

PURCHASE, REDEMPTION AND PRICING OF SHARES

         For additional information about purchase, redemption and pricing of shares of Pioneer International Core Equity Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer International Core Equity Fund's SAI.

TAXATION OF THE FUND

         For additional information about tax matters related to an investment in Pioneer International Core Equity Fund, see "Tax Status" in Pioneer International Core Equity Fund's SAI.

UNDERWRITERS

         For additional information about the Pioneer International Core Equity Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plans" and "Sales Charges" in Pioneer International Core Equity Fund's SAI.

CALCULATION OF PERFORMANCE DATA

         For additional information about the investment performance of Pioneer International Core Equity Fund, see "Investment Results" in Pioneer International Core Equity Fund's SAI.

FINANCIAL STATEMENTS

         For additional information, see "Financial Statements" in Pioneer International Core Equity Fund's SAI.

PIONEER INTERNATIONAL EQUITY FUND
Pro Forma Statement of Assets & Liabilities
March 31, 2007
(unaudited)

                                                                                                        Pioneer          Pioneer
                                                                                                     International    International
                                                                       Pioneer         Pioneer          Equity           Equity
                                                                    International   International        Fund             Fund
                                                                     Core Equity       Equity          Pro Forma        Pro Forma
                                                                        Fund            Fund          Adjustments       Combined
                                                                    ----------------------------------------------------------------
ASSETS:
     Investment in securities, at value
       (Cost $346,275,816 and $196,120,377, respectively)            $401,585,689   $227,182,801                      $628,768,490
     Cash                                                                      --
     Foreign currencies, at value
       (cost $384,331 and $1,505, respectively)                           384,331          1,505                           385,836
     Receivables -                                                             --
          Investment securities sold                                   10,929,201      3,172,152                        14,101,353
          Fund shares sold                                                175,863         80,030                           255,893
          Dividends, interest and foreign taxes withheld                1,809,912        852,671                         2,662,583
          Due from Pioneer Investment Management, Inc.                         --         27,684                            27,684
     Other                                                                111,133         14,838                           125,971
                                                                     ------------   ------------                      ------------
                Total assets                                         $414,996,129   $231,331,681                      $646,327,810
                                                                     ------------   ------------                      ------------

LIABILITIES:
     Payables -
          Investment securities purchased                            $  3,044,800   $  1,367,228                      $  4,412,028
          Fund shares repurchased                                         197,325        136,290                           333,615
          Forward foreign currency settlement contracts, net               18,940          3,164                            22,104
          Upon return of securities loaned                              4,416,354        658,750                         5,075,104
     Dividends                                                             86,540             --                            86,540
     Due to bank                                                        1,079,509      2,922,690                         4,002,199
     Due to affiliates                                                     16,479         53,775                            70,254
     Accrued expenses                                                      37,877         48,780   $     28,000(b)         114,657
                                                                     ------------   ------------                      ------------
                Total liabilities                                    $  8,897,824   $  5,190,677                        14,116,501
                                                                     ------------   ------------                      ------------

NET ASSETS:
     Paid-in capital                                                 $300,859,818   $181,734,808                      $482,594,626
     Undistributed net investment income                                  888,401        221,841   $    (28,000)(b)      1,082,242
     Accumulated net realized gain on investments and
       foreign currency transactions                                   49,030,261     13,113,920                        62,144,181
     Net unrealized gain on investments                                55,309,873     31,062,424                        86,372,297
     Net unrealized gain on forward foreign currency contracts
       and other assets and liabilities
          denominated in foreign currencies                                 9,952          8,011                            17,963
                                                                     ------------   ------------                      ------------
             Total net assets                                        $406,098,305   $226,141,004                      $632,211,309
                                                                     ------------   ------------                      ------------

NET ASSETS BY CLASS:
     Class A                                                         $ 42,893,777   $ 58,457,503         (4,489)(b)   $101,346,791
                                                                     ============   ============                      ============
     Class B                                                         $  5,662,591   $ 17,283,600         (1,016)(b)   $ 22,945,175
                                                                     ============   ============                      ============
     Class C                                                         $  2,136,258   $ 12,704,570           (657)(b)   $ 14,840,171
                                                                     ============   ============                      ============
     Class Y                                                         $355,405,679   $137,695,331        (21,838)(b)   $493,079,172
                                                                     ============   ============                      ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
     Class A                                                            3,407,820      2,209,119     (1,786,740)(a)      3,830,199
                                                                     ============   ============                      ============
     Class B                                                              468,419        719,155       (232,772)(a)        954,802
                                                                     ============   ============                      ============
     Class C                                                              176,158        535,992        (86,021)(a)        626,129
                                                                     ============   ============                      ============
     Class Y                                                           28,099,713      5,161,973    (14,773,666)(a)     18,488,020
                                                                     ============   ============                      ============
NET ASSET VALUE PER SHARE:
     Class A                                                         $      12.59   $      26.46                      $      26.46
                                                                     ============   ============                      ============
     Class B                                                         $      12.09   $      24.03                      $      24.03
                                                                     ============   ============                      ============
     Class C                                                         $      12.13   $      23.70                      $      23.70
                                                                     ============   ============                      ============
     Class Y                                                         $      12.65   $      26.67                      $      26.67
                                                                     ============   ============                      ============

MAXIMUM OFFERING PRICE:
     Class A                                                         $      13.36   $      28.07                      $      28.07
                                                                     ============   ============                      ============

(a) Class A, B, C and Y shares of Pioneer International Core Equity are exchanged for Class A, B, C and Y shares of Pioneer International Equity Fund.

(b) Reflects costs of the reorganization.

           See accompanying notes to pro forma financial statements.

PIONEER INTERNATIONAL EQUITY FUND
Pro Forma Statement of Operations
For the Year Ended March 31, 2007
(unaudited)

                                                                                                     Pioneer              Pioneer
                                                                                                  International        International
                                                                      Pioneer         Pioneer        Equity               Equity
                                                                   International   International      Fund                 Fund
                                                                    Core Equity       Equity        Pro Forma            Pro Forma
                                                                        Fund           Fund        Adjustments           Combined
                                                                   -----------------------------------------------------------------
INVESTMENT INCOME:

     Dividends (net of foreign taxes witheld of
       $481,834 and $530,247, respectively)                        $  12,878,188  $   4,384,232  $                    $  17,262,420
     Interest                                                            121,924        224,181                             346,105
     Income on securities loaned, net                                    351,578        160,251                             511,829
                                                                   -------------  -------------  -------------        -------------
           Total investment income                                 $  13,351,690  $   4,768,664  $          --        $  18,120,354
                                                                   -------------  -------------  -------------        -------------

EXPENSES:
     Management fees                                               $   4,649,012  $   1,687,405  $    (603,630)(b)    $   5,732,787
     Transfer agent fees                                                                                                         --
     Class A                                                              30,381        216,176         35,922(b)           282,479
     Class B                                                               7,139         81,383          7,791(b)            96,313
     Class C                                                                (168)        50,120          3,072(b)            53,024
     Class Y                                                              25,152         25,022        (34,644)(b)           15,530
     Investor Class                                                           --          7,160                (b)            7,160
     Distribution fees                                                                                                           --
     Class A                                                              60,799        111,692         42,079(b)           214,570
     Class B                                                              28,321        153,244         23,202(b)           204,767
     Class C                                                              (5,483)       104,245         20,214(b)           118,976
     Class Y                                                             142,290             --                             142,290
     Administrative reimbursements                                       338,594         45,956       (227,566)(b)          156,984
     Custodian fees                                                    1,577,281        131,081     (1,394,549)(b)          313,813
     Registration fees                                                    86,778         64,680        (86,778)(b)           64,680
     Professional fees                                                   269,992         58,584       (244,403)(b)           84,173
     Printing                                                             44,321         22,777        (28,131)(b)           38,967
     Fees and expenses of nonaffiliated trustees                          39,261          7,745        (35,795)(b)           11,211
     Miscellaneous                                                         7,426         33,542         38,471(a)(c)         79,439
                                                                   -------------  -------------  -------------        -------------
           Total expenses                                          $   7,301,096  $   2,800,812     (2,484,745)       $   7,617,163
           Less management fees waived and expenses assumed
              by Pioneer Investment Management, Inc.                    (230,426)       (77,720)       273,418              (34,728)
           Less fees paid indirectly                                          --        (14,773)            --              (14,773)
                                                                   -------------  -------------  -------------        -------------
           Net expenses                                            $   7,070,670  $   2,708,319  $  (2,211,327)       $   7,567,662
                                                                   -------------  -------------  -------------        -------------
                Net investment income (loss)                       $   6,281,020  $   2,060,345  $   2,211,327        $  10,552,692
                                                                   -------------  -------------  -------------        -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS :
     Net realized gain from:
           Investments                                             $ 308,140,518  $  21,028,330                       $ 329,168,848
           Forward foreign currency contracts and other assets
             and liabilities in foreign currencies                      (608,141)      (104,378)                          (712,519)
                                                                   -------------  -------------                       -------------
                                                                   $ 307,532,377  $  20,923,952                       $ 328,456,329
                                                                   -------------  -------------                       -------------
     Change in net unrealized gain or loss from:
           Investments                                             $(193,958,660) $   6,214,347                       $(187,744,313)
           Forward foreign currency contracts and other assets
             and liabilities in foreign currencies                       113,768         15,745                             129,513
                                                                   -------------  -------------                       -------------
                                                                   $(193,844,892) $   6,230,092                       $(187,614,800)
                                                                   -------------  -------------                       -------------

           Net gain on investments and foreign currency
             transactions                                          $ 113,687,485  $  27,154,044                       $ 140,841,529
                                                                   -------------  -------------  -------------        -------------
           Net increase in net assets resulting from operations    $ 119,968,505  $  29,214,389  $   2,211,327        $ 151,394,221
                                                                   =============  =============  =============        =============

(a) Reflects reduction in expenses due to elimination of duplicate services.
(b) Expense limitations conformed to the Pioneer International Equity Fund's management contract.
(c) Includes costs of the reorganization.

           See accompanying notes to pro forma financial statements.

Pioneer International Value Fund
Pro Forma
Schedule of Investments
March 31, 2007

                      Pioneer                                                                                   Pioneer
Pioneer               Inter-                                                      Pioneer                       Inter-
Inter-      Pioneer   national                                           % of     Inter-        Pioneer         national
national    Inter-    Equity                                             Pro      national      Inter-          Equity
Core        national  Fund                                               Forma    Core          national        Pro Forma
Equity      Equity    Pro Forma                                          Combined Equity        Equity          Combined
Fund        Fund      Combined                                           Net      Market        Market          Market
Shares      Shares    Shares                                             Assets   Value         Value           Value
------      ------    ------                                             -----    -----------   ------------    -----------
                                  PREFERRED STOCKS                       1.6%
                                  Automobiles & Components               0.7%
                                  Automobile Manufacturers               0.7%
    1,726       1,312      3,038  Porsche AG                                      $ 2,638,263    $  2,005,447    $ 4,643,710
                                                                                  -----------    ------------    -----------
                                  Total Automobiles & Components                  $ 2,638,263    $  2,005,447    $ 4,643,710
                                                                                  -----------    ------------    -----------
                                  Utilities                              0.8%
                                  Multi-Utilities                        0.8%
   29,941       23,308    52,249  RWE AG                                          $ 2,958,029    $  2,302,720    $ 5,260,749
                                                                                  -----------    ------------    -----------
                                  Total Utilities                                 $ 2,958,029    $  2,302,720    $ 5,260,749
                                                                                  -----------    ------------    -----------
                                  TOTAL PREFERRED STOCKS                          $ 5,596,292    $  4,308,167    $ 9,904,459
                                                                                  -----------    ------------    -----------

                                  COMMON STOCKS
                                  Energy                                 8.9%
                                  Integrated Oil & Gas                   7.3%
  105,525      43,257    148,782  Gazprom (A.D.R.)                                $ 4,436,799    $  1,818,741    $ 6,255,540
   53,076          --     53,076  Lukoil Holding (A.D.R.)                           4,591,074              --      4,591,074
   52,710      21,549     74,259  Petrobras Brasileiro (A.D.R.)                     4,709,639       1,925,403      6,635,042
  113,787      91,873    205,660  Repsol SA                                         3,814,268       3,079,686      6,893,954
  255,379     194,223    449,602  Royal Dutch Shell Plc                             8,512,508       6,474,005     14,986,513
  140,600     107,000    247,600  Statoil ASA                                       3,809,869       2,899,402      6,709,271
                                                                                  -----------    ------------    -----------
                                                                                  $29,874,157    $ 16,197,237    $46,071,394
                                                                                  -----------    ------------    -----------
                                  Oil & Gas Equipment & Services         0.8%
   40,511      27,245     67,756  Technip                                         $ 2,955,784    $  1,987,864    $ 4,943,648
                                                                                  -----------    ------------    -----------
                                  Oil & Gas Exploration & Production     0.8%
4,063,500   1,707,600  5,771,100  CNOOC, Ltd.                                     $ 3,561,768    $  1,496,758    $ 5,058,526
                                                                                  -----------    ------------    -----------
                                  Total Energy                                    $36,391,709    $ 19,681,859    $56,073,568
                                                                                  -----------    ------------    -----------
                                  Materials                              7.7%
                                  Construction Materials                 2.6%
   57,106      46,078    103,184  CRH Plc                                         $ 2,438,378    $  1,971,397    $ 4,409,775
   52,845      39,183     92,028  Holcim, Ltd.                                      5,300,974       3,930,515      9,231,489
   10,756       6,854     17,610  Lafarge                                           1,692,924       1,078,774      2,771,698
                                                                                  -----------    ------------    -----------
                                                                                  $ 9,432,276    $  6,980,686    $16,412,962
                                                                                  -----------    ------------    -----------
                                  Diversified Chemical                   0.6%
  834,100     385,400  1,219,500  UBE Industries, Ltd. *                          $ 2,642,733    $  1,221,088    $ 3,863,821
                                                                                  -----------    ------------    -----------
                                  Diversified Metals & Mining            3.3%
  284,533     108,413    392,946  Broken Hill Proprietary Co., Ltd.               $ 6,896,921    $  2,627,871    $ 9,524,792
   72,595      29,005    101,600  Freeport-McMoRan Copper & Gold, Inc. (Class B)    4,805,063       1,919,841      6,724,904
   42,575      33,476     76,051  Rio Tinto Plc                                     2,418,666       1,901,756      4,320,422
                                                                                  -----------    ------------    -----------
                                                                                  $14,120,650    $  6,449,468    $20,570,118
                                                                                  -----------    ------------    -----------
                                  Steel                                  1.2%
  126,366      38,395    164,761  Companhia Vale do Rio Doce (A.D.R.)             $ 3,952,728    $  1,200,996    $ 5,153,724
  309,000     143,400    452,400  Godo Steel, Ltd. *                                1,650,508         765,964      2,416,472
                                                                                  -----------    ------------    -----------
                                                                                  $ 5,603,236    $  1,966,960    $ 7,570,196
                                                                                  -----------    ------------    -----------
                                  Total Materials                                 $31,798,895    $ 16,618,202    $48,417,097
                                                                                  -----------    ------------    -----------
                                  Capital Goods                          12.6%
                                  Building Products                       0.6%
   19,922      15,912     35,834  Compagnie de Saint Gobain                       $ 1,951,284   $  1,558,520    $ 3,509,804
                                                                                  -----------   ------------    -----------
                                  Construction & Engineering              0.4%
   77,900      36,800    114,700  Chiyoda Corp. *                                 $ 1,695,662   $    801,032    $ 2,496,694
                                                                                  -----------   ------------    -----------
                                  Construction & Farm Machinery &
                                  Heavy Trucks                            2.6%
  121,500      40,380    161,880  Daewoo Heavy Industries & Machinery, Ltd.       $ 4,437,831   $  1,474,894    $ 5,912,725
   24,236          --     24,236  Hyundai Heavy Industries *                        4,836,380             --      4,836,380
  195,900      85,000    280,900  Komatsu, Ltd. *                                   4,075,620      1,768,390      5,844,010
                                                                                  -----------   ------------    -----------
                                                                                  $13,349,831   $  3,243,284    $16,593,115
                                                                                  -----------   ------------    -----------
                                  Electrical Component & Equipment        1.7%
   22,777      17,302     40,079  Schneider Electric SA                           $ 2,895,318   $  2,199,359    $ 5,094,677
  258,100     121,100    379,200  Sumitomo Electric, Inc. *                         3,900,188      1,829,960      5,730,148
                                                                                  -----------   ------------    -----------
                                                                                  $ 6,795,506   $  4,029,319    $10,824,825
                                                                                  -----------   ------------    -----------
                                  Industrial Conglomerates                3.1%
  383,900     145,200    529,100  Keppel Corp.                                    $ 4,806,290   $  1,817,852    $ 6,624,142
  328,500     144,800    473,300  Hutchinson Whampoa, Ltd.                          3,161,107      1,393,389      4,554,496
   45,171      32,827     77,998  Siemens                                           4,831,036      3,510,846      8,341,882
                                                                                  -----------   ------------    -----------
                                                                                  $12,798,433   $  6,722,087    $19,520,520
                                                                                  -----------   ------------    -----------
                                  Industrial Machinery                    2.0%
  114,582      83,546    198,128  AB SKF                                          $ 2,387,634   $  1,740,913    $ 4,128,547
   28,100      13,100     41,200  Fanuc, Ltd. *                                     2,596,732      1,210,576      3,807,308
   65,300      24,300     89,600  Kurita Water Intustries, Ltd. *                   1,585,619        590,054      2,175,673
  125,200      58,800    184,000  Nabtesco Corp. *                                  1,636,125        768,404      2,404,529
                                                                                  -----------   ------------    -----------
                                                                                  $ 8,206,110   $  4,309,947    $12,516,057
                                                                                  -----------   ------------    -----------
                                  Trading Companies & Distributors        2.2%
  295,900     136,500    432,400  Mitsubishi Corp. *                              $ 6,860,587   $  3,164,820    $10,025,407
   94,200      70,100    164,300  WOLSELEY                                          2,215,909      1,648,994      3,864,903
                                                                                  -----------   ------------    -----------
                                                                                  $ 9,076,496   $  4,813,814    $13,890,310
                                                                                  -----------   ------------    -----------
                                  Total Capital Goods                             $53,873,322   $ 25,478,003    $79,351,325
                                                                                  -----------   ------------    -----------
                                  Commercial Services & Supplies          0.4%
                                  Office Services & Supplies              0.4%
  109,300      56,837    166,137  Buhrmann NV                                     $ 1,473,627   $    766,300    $ 2,239,927
                                                                                  -----------   ------------    -----------
                                  Total Commercial Services & Supplies            $ 1,473,627   $    766,300    $ 2,239,927
                                                                                  -----------   ------------    -----------
                                  Transportation                          1.9%
                                  Air Freight & Couriers                  0.8%
   11,395       8,909     20,304  Panalpina Welttransport Holding AG              $ 1,908,218   $  1,491,910    $ 3,400,128
   24,947      16,759     41,706  TNT NV                                            1,148,605        771,615      1,920,220
                                                                                  -----------   ------------    -----------
                                                                                  $ 3,056,823   $  2,263,525    $ 5,320,348
                                                                                  -----------   ------------    -----------
                                  Airlines                                1.1%
       --      97,100     97,100  Ryanair Holdings Plc *                          $        --   $    756,899    $   756,899
                                                                                  -----------   ------------    -----------
                                  Railroads
      686         177        863  East Japan Railway Co. *                        $ 5,320,042   $  1,372,664    $ 6,692,706
                                                                                  -----------   ------------    -----------
                                  Total Transportation                            $ 8,376,865   $  4,393,088    $12,769,953
                                                                                  -----------   ------------    -----------
                                  Automobiles & Components                4.6%
                                  Auto Parts & Equipment                  0.7%
   76,000      36,800    112,800  Denso Corp. *                                   $ 2,806,016   $  1,358,703    $ 4,164,719
                                                                                  -----------   ------------    -----------
                                  Automobile Manufacturers                3.3%
   33,530      15,985     49,515  Hyundai Motor Co., Ltd. *                       $ 2,353,237   $  1,121,876    $ 3,475,113
   43,985          --     43,985  Hyundai Motor Co., Ltd. *(G.D.R.)                 1,543,874             --      1,543,874
  168,400      78,800    247,200  Toyota Motor Co. *                               10,787,871      5,048,006     15,835,877
                                                                                  -----------   ------------    -----------
                                                                                  $14,684,982   $  6,169,882    $20,854,864
                                                                                  -----------   ------------    -----------
                                  Tires & Rubber                          0.6%
   17,510      12,110     29,620  Continental AG                                  $ 2,258,413   $  1,561,929    $ 3,820,342
                                                                                  -----------   ------------    -----------
                                  Total Automobiles & Components                  $19,749,411   $  9,090,514    $28,839,925
                                                                                  -----------   ------------    -----------
                                  Consumer Durables & Apparel             3.0%
                                  Apparel, Accessories & Luxury Goods     0.5%
   32,977      21,211     54,188  Adidas-Salomon AG                               $ 1,799,447   $  1,157,415    $ 2,956,862
                                                                                  -----------   ------------    -----------
                                  Consumer Electronics                    1.6%
  145,000      69,500    214,500  Matsushita Electric Industrial Co., Ltd. *      $ 2,916,883   $  1,398,092    $ 4,314,975
   50,600      23,700     74,300  Sony Corp. *                                      2,556,867      1,197,584      3,754,451
   31,700      22,294     53,994  TomTom NV * (c)                                   1,288,057        905,865      2,193,922
                                                                                  -----------   ------------    -----------
                                                                                  $ 6,761,807   $  3,501,541    $10,263,348
                                                                                  -----------   ------------    -----------
                                  Homebuilding                            0.9%
  117,243      79,659    196,902  Persimmon Plc.                                  $ 3,258,513   $  2,213,948    $ 5,472,461
                                                                                  -----------   ------------    -----------
                                  Total Consumer Durables & Apparel               $11,819,767   $  6,872,904    $18,692,671
                                                                                  -----------   ------------    -----------
                                  Consumer Services                       0.5%
                                  Hotels, Resorts & Cruise Lines          0.5%
   38,965      21,784     60,749  Carnival Corp.                                  $ 1,825,900   $  1,020,798    $ 2,846,698
                                                                                  -----------   ------------    -----------
                                  Total Consumer Services                         $ 1,825,900   $  1,020,798    $ 2,846,698
                                                                                  -----------   ------------    -----------
                                  Media                                   2.6%
                                  Broadcasting & Cable TV                 1.7%
  232,200     175,200    407,400  Eutelsat Communications *                       $ 5,251,126   $  3,962,090    $ 9,213,216
  102,423      56,873    159,296  Mediaset S.p.A                                    1,114,823        619,034      1,733,857
                                                                                  -----------   ------------    -----------
                                                                                  $ 6,365,949   $  4,581,124    $10,947,073
                                                                                  -----------   ------------    -----------
                                  Movies & Entertainment                  0.6%
   59,090      40,987    100,077  Vivendi SA                                      $ 2,403,338   $  1,667,044    $ 4,070,382
                                                                                  -----------   ------------    -----------
                                  Publishing                              0.2%
       --      50,100     50,100  Eniro AB *                                      $        --   $    634,197    $   634,197
       --      58,600     58,600  Reed Elsevier Pl                                         --        700,857        700,857
                                                                                  -----------   ------------    -----------
                                                                                  $        --   $  1,335,054    $ 1,335,054
                                                                                  -----------   ------------    -----------
                                  Total Media                                     $ 8,769,287   $  7,583,222    $16,352,509
                                                                                  -----------   ------------    -----------
                                  Retailing                               1.1%
                                  Department Stores                       1.1%
   12,400       7,900     20,300  Pinault-Printemps Redoute *                     $ 1,985,060   $  1,264,675    $ 3,249,735
  197,900      78,700    276,600  Daimaru                                           2,561,132      1,018,500      3,579,632
                                                                                  -----------   ------------    -----------
                                                                                  $ 4,546,192   $  2,283,175    $ 6,829,367
                                                                                  -----------   ------------    -----------
                                  Total Retailing                                 $ 4,546,192   $  2,283,175    $ 6,829,367
                                                                                  -----------   ------------    -----------
                                  Food & Drug Retailing                   1.2%
                                  Drug Retail                             0.6%
  112,906      81,047    193,953  Alliance Boots Plc                              $ 2,315,459   $  1,662,100    $ 3,977,559
                                                                                  -----------   ------------    -----------
                                  Food Retail                             0.6%
  230,800     174,700    405,500  Tesco Plc                                       $ 2,019,198   $  1,528,397    $ 3,547,595
                                                                                  -----------   ------------    -----------
                                  Total Food & Drug Retailing                     $ 4,334,657   $ 3,190,497     $ 7,525,154
                                                                                  -----------   -----------     -----------
                                  Food, Beverage & Tobacco                5.1%
                                  Brewers                                 2.0%
   25,100      18,800     43,900  Inbev NV *                                      $ 1,814,130   $  1,358,790    $ 3,172,920
  220,600     106,400    327,000  KIRIN Brewery Co., Ltd. *                         3,195,965      1,541,481      4,737,446
  123,220      89,517    212,737  South African Breweries Plc                       2,697,922      1,959,989      4,657,911
                                                                                  -----------   ------------    -----------
                                                                                  $ 7,708,017   $  4,860,260    $12,568,277
                                                                                  -----------   ------------    -----------
                                  Distillers & Vintners                   0.6%
  150,012     101,530    251,542  C&C Group Plc                                   $ 2,282,319   $  1,544,702    $ 3,827,021
                                                                                  -----------   ------------    -----------
                                  Packaged Foods & Meats                  1.1%
  162,000      70,000    232,000  Ajinomoto Co., Inc. *                           $ 1,855,763   $    801,873    $ 2,657,636
   84,200      54,100    138,300  Unilever NV *                                     2,455,817      1,577,906      4,033,723
                                                                                  -----------   ------------    -----------
                                                                                  $ 4,311,580   $  2,379,779    $ 6,691,359
                                                                                  -----------   ------------    -----------
                                  Soft Drinks                             0.6%
   31,600          --     31,600  Fomento Economico Mexicano SA de CV             $ 3,488,324   $         --    $ 3,488,324
                                                                                  -----------   ------------    -----------
                                  Tobacco                                 0.9%
  104,055      77,363    181,418  British American Tobacco Plc                    $ 3,246,287   $  2,413,556    $ 5,659,843
                                                                                  -----------   ------------    -----------
                                  Total Food, Beverage & Tobacco                  $21,036,527   $ 11,198,297    $32,234,824
                                                                                  -----------   ------------    -----------
                                  Household & Personal Products           0.7%
                                  Household Products                      0.7%
   54,600      26,400     81,000  Kao Corp. *                                     $ 1,594,078   $    770,763    $ 2,364,841
   26,863      15,884     42,747  Reckitt Benckiser Plc                             1,400,795        828,286      2,229,081
                                                                                  -----------   ------------    -----------
                                                                                  $ 2,994,873   $  1,599,049    $ 4,593,922
                                                                                  -----------   ------------    -----------
                                  Total Household & Personal Products             $ 2,994,873   $  1,599,049    $ 4,593,922
                                                                                  -----------   ------------    -----------
                                  Health Care Equipment & Services        1.3%
                                  Health Care Equipment                   0.5%
   12,982      10,108     23,090  Synthes, Inc. *                                 $ 1,603,950   $  1,248,862    $ 2,852,812
                                                                                  -----------   ------------    -----------
                                  Health Care Services                    0.4%
    9,331       7,684     17,015  Fresenius Medical Care AG                       $ 1,359,074   $  1,119,186    $ 2,478,260
                                                                                  -----------   ------------    -----------
                                  Health Care Technology                  0.4%
   69,100      50,200    119,300  Agfa Gevaert NV *                               $ 1,560,494   $  1,133,673    $ 2,694,167
                                                                                  -----------   ------------    -----------
                                  Total Health Care Equipment & Services          $ 4,523,518   $  3,501,721    $ 8,025,239
                                                                                  -----------   ------------    -----------
                                  Pharmaceuticals & Biotechnology         5.1%
                                  Pharmaceuticals                         5.1%
   67,248      44,111    111,359  Astrazeneca Plc                                 $ 3,615,245   $  2,371,402    $ 5,986,647
   72,300      49,400    121,700  Bristol-Myers Squibb Co.                          2,007,048      1,371,344      3,378,392
  179,000      81,100    260,100  Daiichi Sankyo Company, Ltd. *                    5,507,337      2,495,224      8,002,561
   28,861      21,553     50,414  Roche Holdings AG                                 5,111,417      3,817,136      8,928,553
   68,777      20,872     89,649  Shire Pharmaceuticals Group Plc (A.D.R.)          1,425,164      1,291,977      2,717,141
   27,197      23,041     50,238  UCB SA                                            1,583,494      1,341,519      2,925,013
                                                                                  -----------   ------------    -----------
                                                                                  $19,249,705   $ 12,688,602    $31,938,307
                                                                                  -----------   ------------    -----------
                                  Total Pharmaceuticals & Biotechnology           $19,249,705   $ 12,688,602    $31,938,307
                                                                                  -----------   ------------    -----------
                                  Banks                                  14.9%
                                  Diversified Banks                      14.9%
   91,600      68,100    159,700  ABN AMRO Holding NV *                           $ 3,952,830   $ 2,938,731     $ 6,891,561
  287,209     232,469    519,678  Barclays Plc                                      4,082,098     3,304,079       7,386,177
   56,967      48,863    105,830  BNP Paribas SA                                    5,960,755     5,112,791      11,073,546
   89,615      36,000    125,615  Commonwealth Bank of Australia                    3,642,862     1,463,405       5,106,267
       --      41,377     41,377  Depfa Bank Plc                                           --       739,756         739,756
  374,700     156,300    531,000  Development Bank of Singapore, Ltd.               5,283,416     2,203,891       7,487,307
   56,800      40,400     97,200  Dexia *                                           1,698,003     1,207,734       2,905,737
  415,374     300,369    715,743  Intesa Sanpaolo *                                 3,157,016     2,282,930       5,439,946
       --           0          0  Mitsubishi UFJ Financial Group, Inc. *                   --         2,255           2,255
    1,165         535      1,700  Mizuho Financial Group, Inc.                      7,456,613     3,424,282      10,880,895
   99,300      54,500    153,800  National Australia Bank, Ltd. *                   3,244,521     1,780,729       5,025,250
  202,968     155,541    358,509  Royal Bank of Scotland Group Plc                  7,931,174     6,077,917      14,009,091
   21,892      17,433     39,325  Societe Generale                                  3,789,297     3,017,486       6,806,783
   34,193      20,223     54,416  Uniao de Bancos Brasileiros S.A.
                                  (Unibanco) (G.D.R.) (144A)                        2,990,520     1,768,704       4,759,224
  177,694      78,910    256,604  Westpac Banking Corp.                             3,790,750     1,683,389       5,474,139
                                                                                  -----------   -----------     -----------
                                                                                  $56,979,855   $37,008,079     $93,987,934
                                                                                  -----------   -----------     -----------
                                  Total Banks                                     $56,979,855   $37,008,079     $93,987,934
                                                                                  -----------   -----------     -----------
                                  Diversified Financials                  4.6%
                                  Asset Management & Custody Banks        0.5%
  163,204     109,325    272,529  Man Group Plc                                   $ 1,785,365   $ 1,195,957     $ 2,981,322
                                                                                  -----------   -----------     -----------
                                  Diversified Capital Markets             2.9%
  110,408      73,280    183,688  CS Group                                        $ 7,934,866   $ 5,266,530     $13,201,396
   21,291      16,090     37,381  Deutsche Bank AG                                  2,858,676     2,160,354       5,019,030
                                                                                  -----------   -----------     -----------
                                                                                  $10,793,542   $ 7,426,884     $18,220,426
                                                                                  -----------   -----------     -----------
                                  Investment Banking & Brokerage          1.3%
  271,400     118,100    389,500  Nomura Securites Co., Ltd. *                    $ 5,628,228   $ 2,449,129     $ 8,077,357
                                                                                  -----------   -----------    -----------
                                  Total Diversified Financials                    $18,207,135   $11,071,970     $29,279,105
                                                                                  -----------   -----------     -----------
                                  Insurance                               4.1%
                                  Life & Health Insurance                 0.6%
  107,900      80,300    188,200  AEGON NV *                                      $ 2,155,310   $ 1,603,998     $ 3,759,308
                                                                                  -----------   -----------     -----------
                                  Multi-Line Insurance                    2.7%
   16,400      12,400     28,800  Allianz AG *                                    $ 3,358,800   $ 2,539,581     $ 5,898,381
  140,043     105,676    245,719  Aviva Plc                                         2,065,014     1,558,253       3,623,267
  101,136      75,197    176,333  AXA                                               4,310,329     3,204,831       7,515,160
                                                                                  -----------   -----------     -----------
                                                                                  $ 9,734,143   $ 7,302,665     $17,036,808
                                                                                  -----------   -----------     -----------
                                  Property & Casualty Insurance           0.9%
  299,300     133,000    432,300  Mitsui Sumitomo Insurance Co. *                 $ 3,765,352   $ 1,673,210     $ 5,438,562
                                                                                  -----------   -----------     -----------
                                  Total Insurance                                 $15,654,805   $10,579,873     $26,234,678
                                                                                  -----------   -----------     -----------
                                  Real Estate                             1.9%
                                  Real Estate Management & Development    1.9%
      425         215        640  Kenedix, Inc. *                                 $ 2,167,467   $ 1,096,483     $ 3,263,950
  129,600      61,400    191,000  Mitsui Fudosan Co. *                              3,770,059     1,786,124       5,556,183
   60,100      28,300     88,400  Nomura Real Estate Holdings *                     2,054,480       967,418       3,021,898
                                                                                  -----------   -----------     -----------
                                                                                  $ 7,992,006   $ 3,850,025     $11,842,031
                                                                                  -----------   -----------     -----------
                                  Total Real Estate                               $ 7,992,006   $ 3,850,025     $11,842,031
                                                                                  -----------   -----------     -----------
                                  Software & Services                     0.7%
                                  Application Software                    0.4%
  302,200     234,500    536,700  Sage Group Plc                                  $ 1,531,614   $ 1,188,496     $ 2,720,110
                                                                                  -----------   -----------     -----------
                                  IT Consulting & Other Services          0.3%
   18,053       9,782     27,835  Atos Origin *                                   $ 1,210,870   $   656,109     $ 1,866,979
                                                                                  -----------   -----------     -----------
                                  Total Software & Services                       $ 2,742,484   $ 1,844,605     $ 4,587,089
                                                                                  -----------   -----------     -----------
                                  Technology Hardware & Equipment         3.4%
                                  Communications Equipment                0.9%
  950,758     648,810  1,599,568  Ericsson LM                                     $ 3,527,825   $ 2,407,435     $ 5,935,260
                                                                                  -----------   -----------     -----------
                                  Computer Hardware                       1.0%
  448,900     208,100    657,000  Fujitsu, Ltd. *                                 $ 2,969,947   $ 1,376,801     $ 4,346,748
  188,000      94,000    282,000  Toshiba Corp. *                                   1,247,429       623,715       1,871,144
                                                                                  -----------   -----------     -----------
                                                                                  $ 4,217,376   $ 2,000,516     $ 6,217,892
                                                                                  -----------   -----------     -----------
                                   Electronic Equipment & Instruments     0.7%
   32,900      14,100     47,000   Nidec Corp. *                                  $ 2,115,448   $   906,620     $ 3,022,068
   72,750          --     72,750   Nippon Electric Glass Co., Ltd *                 1,263,769            --       1,263,769
                                                                                  -----------   -----------     -----------
                                                                                  $ 3,379,217   $   906,620     $ 4,285,837
                                                                                  -----------   -----------     -----------
                                   Office Electronics                     0.8%
   67,550      28,600     96,150   Canon, Inc.                                    $ 3,624,714   $ 1,534,668     $ 5,159,382
                                                                                  -----------   -----------     -----------
                                   Total Technology Hardware &
                                   Equipment                                      $14,749,132   $ 6,849,239     $21,598,371
                                                                                  -----------   -----------     -----------
                                   Semiconductors                         1.8%
                                   Semiconductor Equipment                0.8%
       --      18,405     18,405   ASM Lithography Holding NV *                   $        --   $   455,596     $   455,596
   46,200      18,600     64,800   Tokyo Electron, Ltd.                             3,227,353     1,299,324       4,526,677
                                                                                  -----------   -----------     -----------
                                                                                  $ 3,227,353   $ 1,754,920     $ 4,982,273
                                                                                  -----------   -----------     -----------
                                   Semiconductors                         1.0%
  312,605     119,076    431,681   Hon Hai Precision Industry (G.D.R.) *          $ 4,214,479   $ 1,605,359     $ 5,819,838
   16,508          --     16,508   Silicon-On-Insulator Technologies (SOITEC) *       394,899            --         394,899
                                                                                  -----------   -----------     -----------
                                                                                  $ 4,609,378   $ 1,605,359     $ 6,214,737
                                                                                  -----------   -----------     -----------
                                   Total Semiconductors                           $ 7,836,731   $ 3,360,279     $11,197,010
                                                                                  -----------   -----------     -----------
                                   Telecommunication Services             5.8%
                                   Alternative Carriers                   1.8%
  862,087     625,029  1,487,116   Inmarsat Plc                                   $ 6,538,380   $ 4,740,447     $11,278,827
                                                                                  -----------   -----------     -----------
                                   Integrated Telecom Services             1.1%
      620         255        875   Nippon Telegraph & Telephone Corp. *           $ 3,274,922   $ 1,346,944     $ 4,621,866
  152,000      96,960    248,960   Telekomunikacja Polska SA                        1,248,747       796,569       2,045,316
                                                                                  -----------   -----------     -----------
                                                                                  $ 4,523,669   $ 2,143,513     $ 6,667,182
                                                                                  -----------   -----------     -----------
                                   Wireless Telecommunication Services    3.0%
   71,000      38,800    109,800   America Movil (A.D.R.)                         $  3,393,090  $  1,854,252    $  5,247,342
   87,169      32,099    119,268   Mobile Telesystems (A.D.R.)                       4,877,977     1,796,260       6,674,237
1,553,700   1,046,000  2,599,700   Vodafone Group Plc                                4,181,799     2,815,319       6,997,118
                                                                                  ------------  ------------    ------------
                                                                                  $ 12,452,866  $  6,465,831    $ 18,918,697
                                                                                  ------------  ------------    ------------
                                   Total Telecommunication Services               $ 23,514,915  $ 13,349,791    $ 36,864,706
                                                                                  ------------  ------------    ------------
                                   Utilities                              3.4%
                                   Electric Utilities                     2.3%
   24,152      18,064     42,216   E.On AG                                        $  3,285,290  $  2,457,166    $  5,742,456
  185,100     123,800    308,900   Enel S.p.A. *                                     1,981,442     1,325,243       3,306,685
  124,800      58,600    183,400   Kansai Electric Power Co. *                       3,586,613     1,684,093       5,270,706
                                                                                  ------------  ------------    ------------
                                                                                  $  8,853,345  $  5,466,502    $ 14,319,847
                                                                                  ------------  ------------    ------------
                                   Multi-Utilities                        1.1%
  159,300     106,500    265,800   National Grid Plc *                            $  2,497,003  $  1,669,371    $  4,166,374
   33,700      22,700     56,400   Suez Lyonnaise des Eaux *                         1,781,377     1,199,919       2,981,296
                                                                                  ------------  ------------    ------------
                                                                                  $  4,278,380  $  2,869,290    $  7,147,670
                                                                                  ------------  ------------    ------------
                                   Total Utilities                                $ 13,131,725  $  8,335,792    $ 21,467,517
                                                                                  ------------  ------------    ------------
                                   TOTAL COMMON STOCKS                   97.0%    $391,573,043  $222,215,884    $613,788,927
                                                                                  ------------  ------------    ------------
                                   TEMPORARY CASH INVESTMENT
                                   Security Lending Collateral            0.8%
4,416,354     658,750  5,075,104   Securities Lending Investment Fund, 5.26%      $  4,416,354  $    658,750    $  5,075,104
                                                                                  ------------  ------------    ------------
                                   TOTAL TEMPORARY CASH INVESTMENTS               $  4,416,354  $    658,750    $  5,075,104
                                                                                  ------------  ------------    ------------
                                   TOTAL INVESTMENT IN SECURITIES        99.5%    $401,585,689  $227,182,801    $628,768,490
                                                                                  ------------  ------------    ------------
                                   OTHER ASSETS AND LIABILITIES           0.5%    $  4,512,616  $ (1,041,797)   $  3,442,819
                                                                                  ------------  ------------    ------------
                                   TOTAL NET ASSETS                     100.0%    $406,098,305  $226,141,004    $632,211,309
                                                                                  ------------  ------------    ------------
                                   TOTAL INVESTMENTS AT COST                      $346,275,816  $196,120,377    $542,396,193
                                                                                  ------------  ------------    ------------

        *                          Non-income producing security.

 (A.D.R.)                          American Depositary Receipt.

 (G.D.R.)                          Global Depositary Receipt.

                               (a) Reflects costs of the organization.

                                   No adjustments are shown to the unaudited pro forma combined schedule of investments due to the fact that upon consummation of the merger no securities would need to be sold in order for
                                   Pioneer International Equity Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of the investment adviser of the funds from buying or selling securities in the normal course of such fund's business and operations.

Pioneer International Equity Fund

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
3/31/07
(Unaudited)

1.       Description of the Fund

Pioneer International Equity Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital growth.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Class Y shares were first publicly offered on August 11, 2004. On December 10, 2006, Investor Class shares were converted to Class A shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

2.       Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed acquisition (the "acquisition") of Pioneer International Core Equity Fund by the Fund, as if such acquisition had taken place as of April 1, 2006.

Under the terms of an Agreement and Plan of Reorganization (the "Reorganization") between these two Funds, the combination of the Fund and Pioneer International Core Equity Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of Pioneer International Core Equity Fund in exchange for shares of the Fund at their net asset values. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer International Core Equity Fund have been combined as of and for the most recent fiscal year ended March 31, 2007. Following the Reorganization, the Fund will be the accounting survivor. Pioneer Investment Management, Inc. (the advisor) has agreed to pay 50% of the expenses associated with the Reorganization, and the Fund and Pioneer International Core Equity Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer International Core Equity Fund included in their respective annual and semi-annual reports to shareowners dated March 31, 2007, and January 31, 2007. Adjustments have been made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on April 1, 2006.

3.       Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the

NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that the use of daily fair valuations as provided by a pricing service is appropriate for the Fund. The Fund may also take into consideration other significant events in determining the fair value of these securities. Thus, the Fund's securities valuations may differ from prices reported by the various local exchanges and markets. Temporary cash investments are valued at net asset value.

Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

4.       Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at March 31, 2007, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of each class of Pioneer International Core Equity Fund, as of March 31, 2007, divided by the net asset value per share of each of the Fund's share classes as of March 31, 2007. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at March 31, 2007:

----------------------------------------------------------------------------------------------------------
                                 Shares of             Additional Shares          Total Outstanding
                                 The Fund               Assumed Issued                  Shares
    Class of Shares           Pre-Combination          In Reorganization          Post-Combination
----------------------------------------------------------------------------------------------------------
Class A                     2,209,119               1,621,080                   3,830,199
----------------------------------------------------------------------------------------------------------
Class B                     719,155                 235,647                     954,802
----------------------------------------------------------------------------------------------------------
Class C                     535,992                 90,137                      626,129
----------------------------------------------------------------------------------------------------------
Class Y                     5,161,973               13,326,047                  18,488,020
----------------------------------------------------------------------------------------------------------

5.       Federal Income Taxes

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     PART C

                                OTHER INFORMATION
                        PIONEER INTERNATIONAL EQUITY FUND


ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer International Equity Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-09079 and 811-07733), as filed with the Securities and Exchange Commission on July 27, 2006 (Accession No. 0001019290-06-000024), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)        Agreement and Declaration of Trust                            (1)

(1)(b)        Certificate of Trust                                          (1)

(1)(c)        Amendment No.1 to Declaration of Trust                        (2)

(1)(d)        Certificate of Amendment of Certificate of Trust              (2)

(1)(e)        Series Designation (Class Y Shares)                           (3)

(1)(f)        Amendment No. 2 to Declaration of Trust                       (3)

(1)(g)        Certificate of Amendment to Certificate of Trust              (3)

(2)           Amended and Restated By-Laws                                  (8)

(3)           Not applicable

(4)           Form of Agreement and Plan of Reorganization                  (*)

(5)           Reference is made to Exhibits (1) and (2) hereof

(6)(a)        Amended Management Contract                                   (8)

(6)(b)        Expense Limitation Agreement                                  (**)

(7)           Underwriting Agreement                                        (4)

(8)           Not applicable

(9)           Custodian Agreement between the Registrant and
              Brown Brothers Harriman & Co.                                 (8)


(10)(a)       Class A Distribution Plan                                     (3)

(10)(b)       Class B Distribution Plan                                     (4)

(10)(c)       Class C Distribution Plan                                     (3)

(10)(d)       Multiclass Plan Pursuant to Rule 18f-3                        (7)

(11)          Opinion of Counsel (legality of securities being offered)     (**)

(12)          Form of opinion as to tax matters and consent                 (**)

(13)(a)       Investment Company Service Agreement                          (8)

(13)(b)       Administration Agreement                                      (8)

(14)          Consent of Independent Registered Public Accounting Firm      (**)

(15)          Not applicable

(16)          Power of Attorney                                             (**)

(17)(a)       Code of Ethics - Pioneer Investment Management, Inc.          (7)

(17)(b)       Code of Ethics - Pioneer Funds                                (7)

(17)(c)       Code of Ethics - Pioneer Funds Distributor, Inc.              (7)

(17)(d)       Form of Proxy Cards                                           (**)

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (File No. 333-09079) as filed with the Securities and Exchange Commission (the "SEC") on July 29, 1996 (Accession No. 0001019290-96-000002).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in Pre-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on October 10, 1996 (Accession No. 0001019290-96-000007).

(3) Previously filed. Incorporated herein by reference from the exhibit filed in Post-Effective Amendment No. 7 to the Registration Statement as filed with the SEC on May 25, 2001 (Accession No. 0001016964-01-500036).

(4) Previously filed. Incorporated herein by reference from the exhibit filed in Post-Effective Amendment No. 9 to the Registration Statement as filed with the SEC on July 29, 2002 (Accession No. 0001016964-02-000165).

(5) Previously filed. Incorporated herein by reference from the exhibit filed in Post-Effective Amendment No. 10 to the Registration Statement as filed with the SEC on July 30, 2003 (Accession No. 0001016964-03-000178).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-14 (File No. 333-118448) as filed with the SEC on October 26, 2004 (Accession No. 0001145443-04-001625)

(7) Previously filed. Incorporated herein by reference from the exhibit filed in Post-Effective Amendment No. 16 to the Registration Statement as filed with the SEC on July 28, 2005 (Accession No. 0001019290-05-000009).

(8) Previously filed. Incorporated herein by reference from the exhibit filed in Post-Effective Amendment No. 17 to the Registration Statement as filed with the SEC on July 27, 2006 (Accession No. 0001019290-06-000024).

(*) Attached as Exhibit A to the combined Proxy Statement/Prospectus.

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC after the consummation of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 15th day of June, 2007.

                                   PIONEER INTERNATIONAL EQUITY FUND


                                     By:      /s/ John F. Cogan, Jr.
                                              ----------------------
                                     Name:    John F. Cogan, Jr.
                                     Title:   Chairman of the Board, Trustee and
                                              President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                             Title                                  Date
/s/ John F. Cogan, Jr.            Chairman of the Board, Trustee                June 15, 2007
---------------------------       and President
John F. Cogan, Jr.

         *                        Trustee and Executive Vice                    June 15, 2007
---------------------------       President
Daniel K. Kingsbury
         *
--------------------------
David R. Bock                     Trustee
         *
--------------------------
Mary K. Bush                      Trustee
         *
--------------------------
Margaret B.W. Graham              Trustee
         *
--------------------------
Thomas J. Perna                   Trustee
         *
--------------------------
Marguerite A. Piret               Trustee
         *
--------------------------
Stephen K. West                   Trustee
         *
--------------------------
John Winthrop                     Trustee

*  By:   /s/ John F. Cogan, Jr.                                                 June 15, 2007
         ----------------------
          John F. Cogan, Jr., Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:


Exhibit No.        Description

(6)(b)             Expense Limitation Agreement

(11)               Opinion of Counsel (legality of securities being offered)

(12)               Form of opinion as to tax matters and consent

(14)               Consent of Independent Registered Public Accounting Firm

(16)               Power of Attorney

(17)(d)            Form of Proxy Cards